UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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NEW YORK & COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEW YORK & COMPANY, INC.
450 West 33rd Street-5th Floor
New York, NY  10001

May 18, 2006

Dear Stockholders,

You are cordially invited to attend the Company’s 2006 Annual Meeting of Stockholders which will be held at 450 West 33rd Street, 5th Floor, New York, NY 10001, on Wednesday, June 21, 2006, beginning at 10:00 a.m., EDT.

The enclosed proxy statement provides you with detailed information regarding the business to be considered at the meeting. Please sign and return the accompanying proxy card so that your shares will be voted as you direct, even if you cannot attend the meeting.

Sincerely,

Richard P. Crystal
Chairman, President and
Chief Executive Officer

NEW YORK & COMPANY, INC.
450 West 33rd Street-5th Floor
New York, NY 10001

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	10:00 am, EDT on Wednesday, June 21, 2006.

PLACE	New York & Company, Inc.’s corporate headquarters at:
450 West 33rd Street 5th Floor New York, NY, 10001

ITEMS OF BUSINESS	• To elect members of the board of directors.

• To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year.

• To approve the 2006 Long-Term Incentive Plan.

• To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement.

RECORD DATE	You can vote if you are a stockholder of record as of Tuesday, May 9, 2006.

PROXY VOTING

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning your proxy card. Voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy prior to its exercise at the Annual Meeting by following the instructions in the accompanying Proxy Statement.

May 18, 2006	Richard P. Crystal Chairman, President and Chief Executive Officer

i

PROXY STATEMENT

Why did I receive these proxy materials?

The Company is providing this Notice of Annual Meeting, Proxy Statement, voting instructions and Annual Report (the “proxy materials”) in connection with the solicitation by the board of directors of New York & Company, Inc. (“New York & Company,” the “Company,” “we,” “us” or “our”), a Delaware corporation, of proxies to be voted at the Company’s 2006 Meeting of Stockholders and at any adjournment or postponement.

You are invited to attend the Company’s Annual Meeting of Stockholders on June 21, 2006 (the “Meeting”), beginning at 10:00 am, EDT. The Meeting will be held at 450 West 33rd Street, 5th Floor, New York, NY 10001. Stockholders will be admitted to the Meeting beginning at 9:30 am, EDT. Seating will be limited.

These proxy materials are being mailed on or about May 18, 2006.

What should I bring with me to attend the Annual Meeting?

Stockholders must present a form of personal identification in order to be admitted to the Meeting.

If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Meeting, you must also present proof of your ownership of New York & Company stock, such as a bank or brokerage account statement, to be admitted to the Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with New York & Company’s transfer agent, Registrar and Transfer Company, you are considered the “stockholder of record” with respect to those shares. The proxy materials have been sent directly to you by New York & Company.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The proxy materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the Internet.

Who is entitled to vote at the Annual Meeting?

Stockholders of record on May 9, 2006, the record date for the Meeting, are entitled to receive notice of and vote at the Meeting. At the close of business on May 9, 2006, there were 55,406,321 shares of the Company’s common stock outstanding.

How do I vote?

You may vote using either of the following methods:

By Mail

Be sure to complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the board of directors.

If you are a stockholder of record, and the prepaid envelope is missing, please mail your completed proxy card to: Registrar and Transfer Company, Attention: Investor Relations, 10 Commerce Drive, Cranford, NJ 07016.

In person at the Annual Meeting

All stockholders may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

•       written notice to: Registrar and Transfer Company, Attention: Investor Relations, 10 Commerce Drive, Cranford, NJ 07016;

•       timely delivery of a valid, later-dated proxy; or

•       voting by ballot at the Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record. You may also vote in person at the Meeting if you obtain a legal proxy as described in the answer to the previous question.

What is “householding” and how does it affect me?

The Company has adopted a procedure approved by the U.S. Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Company’s proxy materials, unless one or more of these stockholders notifies the Company that they wish to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the proxy materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please make a written request to: Registrar and Transfer Company, Attention: Investor Relations, 10 Commerce Drive, Cranford, NJ 07016.

Beneficial owners can request information about householding from their banks, brokers or other holders of record.

What are the voting requirements for the proposals?

Under the Company’s by-laws, the holders of a majority of the outstanding shares of common stock entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum. A plurality of the votes cast is required for the election of directors and the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting is required for the ratification of Ernst & Young LLP and the approval to adopt the 2006 Long-Term Incentive Plan. Abstentions and “broker non-votes”

are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, the Company did not know of any matters to be raised at the Meeting other than those referred to in this Proxy Statement.

If other matters are properly presented at the Meeting for consideration, the Proxy Committee appointed by the board of directors (the persons named in your proxy card if you are a stockholder of record) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

The Company will pay for the cost of this proxy solicitation. The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Who will count the vote?

Representatives of the Company’s transfer agent, Registrar and Transfer Company, will tabulate the votes and act as inspectors of election.

Other information.

The Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2006 (“fiscal year 2005”) accompanies this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.

The contents of the Company’s corporate website (http:\\www.nyandcompany.com) are not incorporated by reference into this Proxy Statement.

The “PERFORMANCE GRAPH” and “REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION” included in this Proxy Statement shall not be deemed incorporated by reference by general statement incorporating by reference this Proxy Statement into any of the Company’s filings under the Securities Act of 1933, as amended (“Securities Act”), or the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSALS REQUIRING YOUR VOTE

ITEM 1—Election of Directors

The Company’s board of directors currently has eleven members. Each of these board members is standing for reelection to hold office until the next Annual Meeting of Stockholders.

The Proxy Committee appointed by the board of directors intends to vote the proxy (if you are a stockholder of record) for the election of each of these nominees unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees.

Each nominee elected as a director will continue in office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or retirement.

The Company expects each nominee for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the board chooses to reduce the number of directors serving on the board.

The principal occupation and certain other information about the nominees are set forth on the following pages.

The board of directors unanimously recommends a vote FOR the election of these nominees as directors.

Nominees for Directors

The following table sets forth the name, age and position of each of the Company’s nominees for the eleven director positions:

Name	Age	Position
Richard P. Crystal	61	Chairman, President, Chief Executive Officer and Director
Ronald W. Ristau	52	Chief Operating Officer, Chief Financial Officer and Director
Bodil M. Arlander	42	Director
Philip M. Carpenter III	34	Director
John D. Howard	53	Director
Richard L. Perkal	52	Director
M. Katherine Dwyer	57	Director
David H. Edwab	51	Director
Louis Lipschitz	61	Director
Edward W. Moneypenny	64	Director
Arthur E. Reiner	65	Director

Richard P. Crystal was named President and Chief Executive Officer in 1996 and became Chairman in 2004. Previously, Mr. Crystal had a 20 year career at R.H. Macy/Federated, including a variety of senior management positions, culminating in his serving as Chairman and Chief Executive Officer, Product Development and Specialty Retail (Aéropostale, Inc.). Mr. Crystal began his career in retailing at Stern’s. He has approximately 30 years of experience in the retail industry and 17 years experience in specialty retail. Mr. Crystal holds a B.A. in history from New York University.

Ronald W. Ristau was named Chief Operating Officer in 2002 and had served as Executive Vice President, Operations and Administration since 1998. Mr. Ristau has also held the position of Chief Financial Officer since April 2004. Previously, Mr. Ristau was Executive Vice President and Chief Financial Officer of Revlon Consumer Products USA. Prior to that, he served at Max Factor as Vice President of Finance. Additionally, Mr. Ristau was employed at Playtex U.S. and United Technologies, and began his career in business at Peat, Marwick, Mitchell & Co. Mr. Ristau holds an M.B.A. from The Fuqua School of Business at Duke University and a B.B.A. from Roanoke College.

Bodil M. Arlander has served as a director since 2002 and currently is a Senior Managing Director of Bear, Stearns & Co. Inc. and a Partner of Bear Stearns Merchant Banking, LLC, an affiliate of Bear, Stearns & Co. Inc. and of the controlling shareholder of New York & Company, which she joined in April 1997. Between 1991 and 1997, she worked in the Mergers and Acquisitions Group of Lazard & Co. LLC. Prior to entering the finance industry, Ms. Arlander worked throughout Europe in the fashion and beauty industry. She also currently serves as a director of several private corporations, including CamelBak Group, LLC, Seven For All Mankind, LLC, Transamerican Auto Parts (TAP Holdings, LLC), and the publicly traded company Aéropostale, Inc.

Philip M. Carpenter III has served as a director since 2002 and is a Managing Director of Bear, Stearns & Co. Inc. and a Partner of Bear Stearns Merchant Banking, LLC, an affiliate of Bear, Stearns & Co. Inc. and of the controlling shareholder of New York & Company, which he joined in August 2002. Previously, Mr. Carpenter was a Principal with Brockway Moran & Partners, Inc., a private equity investment firm with whom he was employed from 1998 to 2002. Prior to that, he was with the private equity investment firm Trivest, Inc. and the investment banking department of Bear, Stearns & Co. Inc. Mr. Carpenter is currently a director of Multi Packaging Solutions, Inc. Mr. Carpenter holds a B.S. in Accounting from the State University of New York at Binghamton.

John D. Howard has served as a director since 2002. He is currently a Senior Managing Director of Bear, Stearns & Co. Inc. and is the Chief Executive Officer of Bear Stearns Merchant Banking, LLC, an affiliate of Bear, Stearns & Co. Inc. and of the controlling shareholder of New York & Company. Mr. Howard has been the head of the merchant banking department of Bear, Stearns & Co. Inc. since its inception in 1997. From 1990 to 1997, he was a co-CEO of Vestar Capital Partners, Inc., a private investment firm specializing in management buyouts. Previously, he was a Senior Vice President of Wesray Capital Corporation, a private investment firm specializing in leveraged buyouts. Mr. Howard also currently serves as a director of several private companies and the publicly traded companies Aéropostale, Inc. and Integrated Circuit Systems, Inc.

Richard L. Perkal has served as a director since 2004. Mr. Perkal is currently a Senior Managing Director of Bear, Stearns & Co. Inc. and is a Partner of Bear Stearns Merchant Banking, LLC, an affiliate of Bear, Stearns & Co. Inc. and of the controlling shareholder of New York & Company, which he joined in July 2000. Prior to joining Bear, Stearns & Co. Inc., Mr. Perkal was a senior partner in the law firm of Kirkland & Ellis LLP where he headed the Washington D.C. corporate transactional practice, primarily focusing on leveraged buyouts and recapitalizations. Mr. Perkal currently serves as a director of several private corporations, including CamelBak Group, LLC, Stuart Weitzman Holdings, LLC and Vitamin Shoppe Industries, Inc.

M. Katherine Dwyer has served as a director since 2003 and is currently the Chairman and founder of Skinklinic, Inc., where she has been since its founding in 2001. From 2000 to 2001, Ms. Dwyer was self-employed, working to develop Skinklinic, Inc. From 1998 to 2000, she was President of Revlon Consumer Products USA and, from 1993 to 1998, she was President of Revlon Cosmetics USA. Before Revlon, she held general management and marketing positions in beauty, cosmetics, hair care and skin care at the Clairol division of Bristol-Myers Squibb, Avon, Cosmair, Victoria Creations and Gillette. She was also an accountant for Price Waterhouse. In 1997, Ms. Dwyer was named Woman Achiever of the Year by Cosmetics Executive Women, and she received the group’s Best New Product award for five out of six years, from 1994 to 1999. In 1998, she was named one of the 100 top women in business by Fortune Magazine. Ms. Dwyer has a B.A. from the University of Massachusetts and an M.B.A. from Boston University.

David H. Edwab has served as a director since 2003 and has served as a Vice Chairman and a director of The Men’s Wearhouse, Inc. since 1999. From 2000 to 2001, Mr. Edwab was a Senior Managing Director at Bear, Stearns & Co. Inc., serving as the Group Head for Retail Investment Banking. Prior to that time, he held several positions at The Men’s Wearhouse since 1991, including Treasurer, Chief Financial Officer, Chief Operating Officer and President. Mr. Edwab is a Certified Public Accountant and was a partner with Deloitte & Touche LLP and was responsible for the Southwest Corporate Finance and Retail practice. Mr. Edwab currently serves as a director of the publicly traded company Aéropostale, Inc., and he also serves on the boards of several private companies controlled by Bear Stearns Merchant Banking, LLC.

Louis Lipschitz has served as a director since October 2005. Mr. Lipschitz retired from his position as Executive Vice President and Chief Financial Officer of Toys “R” Us, Inc. in March 2004. He joined Toys “R” Us in 1986 where he held various senior level finance positions, as well as serving as a member of the management executive committee. From 1982 to 1986, Mr. Lipschitz served as Senior Vice President and Chief Financial Officer of Lerner Stores, Inc. He began his career in public accounting in 1968 with the firm of S.D. Leidesdorf & Co., which subsequently merged with Ernst & Young. He has a B.S. in Accounting from Hunter College and is a Certified Public Accountant in the state of New York. Mr. Lipschitz currently serves as a director of New Alternatives for Children, Inc. and the publicly traded companies Majesco Entertainment Company and Forward Industries, Inc.

Edward W. Moneypenny was appointed as a director in March 2006. From 2002 until his retirement in January 2006, Mr. Moneypenny served as Senior Vice President of Finance and Chief Financial Officer of 7-ELEVEN, Inc., the largest chain in the convenience retailing industry. In 2001, Mr. Moneypenny served as the Executive Vice President of Finance and Chief Financial Officer of Covanta Energy Corporation, which filed a voluntary petition under the federal bankruptcy laws in April 2002. Prior to 2001, Mr. Moneypenny held senior finance officer positions at two former fortune 500 companies in the energy industry, Florida Progress Corporation and Oryx Energy Corporation. Mr. Moneypenny currently serves as a director of the publicly traded company The Timberland Company and serves as an executive committee member of the Dean’s Business Council at the University of Illinois, College of Business. He previously served as a member of the board of directors at Oryx Energy Corporation. Mr. Moneypenny graduated from Saint Joseph’s University in Philadelphia with a bachelor’s degree in Accounting and received a master’s degree in Accounting Science from the University of Illinois.

Arthur E. Reiner has served as a director since 2003 and is currently Chairman and Chief Executive Officer of Finlay Enterprises, Inc. and Finlay Fine Jewelry Corporation. Mr. Reiner joined Finlay in 1995. He became President and Chief Executive Officer of Finlay Enterprises in 1996 and was named Chairman in 1999. Mr. Reiner began his retailing career in 1962 at Bamberger’s, then a division of R. H. Macy’s, and held various positions with Macy’s, including Chairman and Chief Executive Officer of Macy’s Northeast and Macy’s East until 1995. A graduate of Rutgers University, Mr. Reiner served as Chairman of the Education Foundation of the Fashion Institute of Technology from 1985 to 1995 and was named Executive Vice President in 1995. He currently serves as director of and as a member of the executive committee of Jewelers for Children.

Board and Committee Membership

The Company is a controlled company under New York Stock Exchange rules and therefore is not required to have an independent board, compensation committee or nomination and governance committee. A company of which more than 50% of the voting power is held by an individual, a group or another company is considered to be a controlled company. BSMB/NYCG, LLC, an affiliate of Bear Stearns Merchant Banking and The Bear Stearns Companies Inc., has held over 50% of the voting power of the Company since its acquisition of Lerner New York Holding, Inc. and its subsidiaries from Limited Brands, Inc. (“Limited Brands”) on November 27, 2002. In addition, the several limited partnerships directly or indirectly controlled by Bear Stearns Merchant Capital II, L.P., referred to herein as

“Bear Stearns Merchant Banking,” has the right to designate nine people to the Company’s board of directors pursuant to a stockholders agreement. See “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS” for a description of material relationships between Bear Stearns Merchant Banking and the Company.

The Company’s business, property and affairs are managed under the direction of the Company’s board of directors. The board of directors has established four committees consisting of an audit committee, a nomination and governance committee, a compensation committee and an ethics committee. Members of the Company’s board of directors are kept informed of its business through discussions with the Company’s Chairman, President and Chief Executive Officer and other officers by reviewing materials provided to them and by participating in meetings of the board of directors and its committees.

The board of directors of New York & Company, Inc. is currently comprised of eleven directors. During fiscal year 2005, the board of directors met eight times. One director (Mr. Howard) attended five of the eight board of directors meetings and did not attend the one nomination and governance committee meeting held in fiscal year 2005, representing attendance at less than 75% of the total meetings of the board of directors and the committee on which he served.

Three members of the board of directors attended the Company’s annual meeting on June 24, 2005. All board members are encouraged to attend the Company’s Annual Meeting of Stockholders.

The non-management members of the Company’s board of directors hold regularly scheduled executive sessions without management that are chaired by the presiding director. John D. Howard is currently the presiding director of the non-management directors of the Company.

The Audit Committee

Under the terms of its charter, the audit committee represents and assists the board with the oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function, and the preparation of an audit committee report as required by the SEC to be included in the Company’s annual proxy statement. The audit committee meets at least four times each year, including periodic meetings held separately with management, the internal auditor, and the independent registered public accounting firm. In fiscal year 2005, the committee met eight times. At January 28, 2006, the audit committee was comprised of Louis Lipschitz (chairperson), M. Katherine Dwyer and Arthur E. Reiner. In addition, Philip M. Carpenter III and David H. Edwab (former chairperson) served on the audit committee for a period of time during fiscal year 2005.

On March 15, 2006, the Company appointed Edward W. Moneypenny as an independent member of its board of directors and audit committee, at which time Arthur E. Reiner stepped down as a member of the audit committee.

The board of directors has determined that Louis Lipschitz, chairperson of the audit committee, is an “audit committee financial expert” for purposes of the SEC’s rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

The board of directors determined that Louis Lipschitz, M. Katherine Dwyer and Edward W. Moneypenny are independent members of the board of directors and the audit committee in accordance with the independence requirements of the New York Stock Exchange and Exchange Act Rule 10A-3.

The Nomination and Governance Committee

Under the terms of its charter, the nomination and governance committee is responsible for assisting the board of directors in its oversight of board composition, corporate governance policies and practices, and related matters. In fiscal year 2005, the nomination and governance committee held one meeting. The nomination and governance committee is currently comprised of Richard P. Crystal (chairperson), John D. Howard, Richard L. Perkal and Ronald W. Ristau.

The nomination and governance committee periodically reviews the appropriate size of the board of directors, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the board of directors. In evaluating and determining whether to recommend a candidate to the board of directors, the committee reviews the appropriate skills and characteristics required of board members in the context of the background of existing members and in light of the perceived needs for the future development of the Company’s business, including issues of diversity and experience in different substantive areas, such as retail operations, marketing, technology, distribution, real estate and finance. Candidates may come to the attention of the committee from a variety of sources, including current board members, stockholders, management, and search firms. The committee shall have sole authority to retain and terminate any search firm used to identify candidates for the board of directors, including the sole authority to approve such firm’s fees and other retention terms. The committee shall also have the authority to retain other professional advisors, when necessary or appropriate. All candidates are reviewed in the same manner regardless of the source of the recommendation. See “STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING” for procedures describing how a stockholder can submit a proposal to the board of directors.

The Compensation Committee

Under the terms of its charter, the compensation committee is directly responsible for assisting the board of directors in its oversight of compensation for the Company’s senior management, compensation for the board of directors, evaluation and succession planning for the Chief Executive Officer and related matters. The committee shall have sole authority to retain and terminate any executive compensation consultants engaged to provide advice to the committee related to its responsibilities, including the sole authority to approve such consultants’ fees and other retention terms. The committee shall also have the authority to retain other professional advisors, when necessary or appropriate. In fiscal year 2005, the compensation committee met six times. The compensation committee is currently comprised of Arthur E. Reiner (chairperson) and Bodil M. Arlander.

The Ethics Committee

Under the terms of its charter, the ethics committee is directly responsible for assisting the board of directors in fulfilling its responsibilities relating to the Company’s compliance procedures for the code of business conduct. The ethics committee shall have sole authority to retain and terminate any advisors engaged to provide advice to the ethics committee related to its responsibilities, including the sole authority to approve such advisors’ fees and other retention terms. In fiscal year 2005, the ethics committee met two times. The ethics committee is currently comprised of M. Katherine Dwyer (chairperson) and Arthur E. Reiner, both of whom have been determined to be independent directors by the board of directors.

2005 Compensation of Directors

Directors who are also employees of the Company or employees of Bear, Stearns & Co. Inc. are not compensated for their duties as a director. All other members of the board of directors are compensated for their services. Each compensated director receives an annual retainer of $25,000, which is supplemented by additional payments of: $1,000 for each board meeting attended in person; $500 for each board meeting attended telephonically; $5,000 annually for acting as a committee chairperson ($10,000 for acting as audit committee chairperson); $1,000 for each committee meeting attended in person ($1,500 for each audit committee meeting attended in person); $500 for each committee meeting attended telephonically; and reasonable travel expenses for in-person attendance at board of directors and committee meetings. In addition, Louis Lipschitz received an initial grant in September 2005 of 10,000 non-qualified stock options issued with an exercise price of $15.67, under the Company’s 2002 Stock Option Plan. These options vest equally over three years, commencing on the first anniversary of the grant date.

CORPORATE GOVERNANCE

Board Committee Charters

The charters for the Company’s audit committee, nomination and governance committee, compensation committee and ethics committee are available free of charge on the Company’s website at http://www.nyandcompany.com, or upon written request to the Corporate Secretary, New York & Company, 450 West 33rd Street, 5th Floor, New York, NY 10001. A copy of the audit committee charter is also attached to this Proxy Statement as Annex 1.

Corporate Governance Guidelines

The board of directors of the Company adopted the corporate governance guidelines to assist in the exercise of its responsibilities. The Company’s corporate governance guidelines are available free of charge on the Company’s website at http://www.nyandcompany.com, or upon written request to the Corporate Secretary, New York & Company, 450 West 33rd Street, 5th Floor, New York, NY 10001.

Code of Business Conduct Guidelines

The Company has code of business conduct guidelines that apply to all Company associates, including its principal executive officer, principal financial officer and principal accounting officer, as well as members of the board of directors. The code of business conduct guidelines are available free of charge on the Company’s website at http://www.nyandcompany.com, or upon written request to the Corporate Secretary, New York & Company, 450 West 33rd Street, 5th Floor, New York, NY 10001. Any updates or amendments to the code of business conduct guidelines, and any waiver that applies to a director or executive officer, will also be posted on the website.

Stockholder Communications with the Board of Directors

Stockholders and other interested parties may contact the board of directors, the presiding director, or the non-management directors as a group (c/o the Chairperson of the Ethics Committee) at the following address:

Board of Directors or
Chairperson of the Ethics Committee
New York & Company
450 West 33rd Street
5th Floor
New York, NY 10001

Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Company’s board of directors using the above address or through the Company’s Ethics Hotline. Information about how to contact the board of directors and the Ethics Hotline is also available on the Company’s website at http://www.nyandcompany.com.

ITEM 2—Ratification of Independent Registered Public Accounting Firm

The board of directors, upon the recommendation of its audit committee, has ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2007 (“fiscal year 2006”), subject to ratification by the Company’s stockholders.

Representatives of Ernst & Young LLP will be present at the Meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.

The Company is asking its stockholders to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm. Although ratification is not required by the Company’s by-laws or otherwise, the board of directors is submitting the selection of Ernst & Young LLP to the Company’s stockholders for ratification because the Company values its stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that the Company’s stockholders fail to ratify the selection, it will be considered as a direction to the board of directors and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, subject to ratification by the board of directors, at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The board of directors unanimously recommends a vote FOR the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2006.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for fiscal year 2005 and fiscal year 2004, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	Fiscal Year 2005	Fiscal Year 2004
Audit fees(1)	$1,061,510	$1,720,750
Audit-related fees(2)	27,000	45,000
Tax fees(3)	264,000	305,069
All other fees	2,716	1,086
Total	$1,355,226	$2,071,905

(1)          Audit fees consist of audit work performed in connection with the annual financial statements, the reviews of unaudited quarterly financial statements as well as work generally only the independent registered public accounting firm can reasonably provide, such as consents, comfort letters and review of documents filed with the SEC. In fiscal year 2005, audit fees include the audits of the effectiveness of the Company’s internal control over financial reporting and management’s assessment thereof, as required by Section 404 of the Sarbanes-Oxley Act of 2002. In fiscal year 2004, audit fees include $1,330,500 related to the Company’s initial public offering, which included the audit of prior year financial statements.

(2)          Audit-related fees include consultation services for internal control reviews and due diligence services for refinancings.

(3)          Tax fees include tax compliance preparation, tax advice, and tax planning services for federal, state and local income tax and sales and use tax.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit a list of services and related fees expected to be rendered during that year within each of four categories of services to the audit committee for approval:

1.     Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards;

2.     Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements;

3.     Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; and tax compliance and reporting; and

4.     All Other services are those services not captured in the audit, audit-related or tax categories. The Company generally does not request such services from the independent registered public accounting firm.

The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.

Audit Committee Report

The role of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to the accounting and financial reporting processes of the Company, including its internal control over financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the financial statements and expressing an opinion as to their conformity with generally accepted accounting principles, reviewing the unaudited quarterly financial statements and auditing and expressing opinions on both management’s assessment of and the effectiveness of the Company’s internal control over financial reporting.

During fiscal year 2005, the audit committee met and held discussions with management and the independent registered public accounting firm and independently as a committee to fulfill its responsibilities pursuant to the Company’s audit committee charter. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements as of and for the year ended January 28, 2006 with management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the audit committee reviewed and discussed with management and the Company’s independent registered public accounting firm both management’s annual report on internal control over financial reporting and the report of the independent registered public accounting firm thereto. The audit committee discussed with the independent registered public accounting firm all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication With Audit Committees.”

In addition, the audit committee has discussed with the independent registered public accounting firm the auditor’s independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, “Independence Discussions With Audit Committees.” The audit committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence. The audit committee has concluded that the independent registered public accounting firm, Ernst & Young LLP, is independent from the Company and its management (see “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS”).

The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its integrated audit of the Company’s financial statements and internal control over financial reporting. In addition, the audit committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended January 28, 2006, for filing with the Securities and Exchange Commission. The audit committee has selected, and the board of directors has ratified, subject to stockholder ratification, the selection of the Company’s independent registered public accounting firm, Ernst & Young LLP.

Louis Lipschitz (Chairperson)
M. Katherine Dwyer
Arthur E. Reiner

PERFORMANCE GRAPH

The following graph shows a quarterly comparison of the cumulative total return since the Company’s initial public offering on October 6, 2004 for New York & Company, Inc. common stock, the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s SmallCap 600 Apparel Retail Index, each of which assumes an initial investment value of $100 on October 6, 2004 in the common stock of the Company, the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s SmallCap 600 Apparel Retail Index. The comparison also assumes the reinvestment of any dividends.

EXECUTIVE OFFICERS

The following table sets forth the name, age and position of each of the Company’s executive officers:

Name	Age	Position
Richard P. Crystal	61	Chairman, President, Chief Executive Officer and Director
Ronald W. Ristau	52	Chief Operating Officer, Chief Financial Officer and Director
Robert J. Luzzi	53	Executive Vice President, Creative Director
John E. DeWolf III	51	Executive Vice President, Real Estate
Sandra Brooslin Viviano	50	Executive Vice President, Human Resources
Sheamus G. Toal	37	Vice President, Controller and Treasurer

See the table under “Nominees for Directors” for the past business experience of Richard P. Crystal and Ronald W. Ristau.

Robert J. Luzzi was named Executive Vice President, Creative Director in 2003. Previously, Mr. Luzzi was an independent investor from 2000 to 2003 and the Senior Vice President of Creative/Design and Advertising Worldwide for Estée Lauder Inc. from 1990 to 2000. Prior to that, Mr. Luzzi ran his own design firm. Mr. Luzzi has also created visual identities for leading fragrance and cosmetics brands, including Calvin Klein, Ralph Lauren and Oscar de la Renta. Mr. Luzzi began his career in design at Grey Advertising. Mr. Luzzi holds a B.F.A. from Syracuse University.

John E. DeWolf III was named Executive Vice President, Real Estate in 2003. Previously, Mr. DeWolf was Senior Vice President, Development at New England Development. Prior to that, he served as Senior Vice President, Real Estate at Woolworth Corporation. Additionally, Mr. DeWolf was employed at Disney Stores Inc. and The Limited Inc. Mr. DeWolf began his career in real estate at Pyramid Companies. Mr. DeWolf has 25 years of experience in real estate and holds a B.S. and a J.D. from Syracuse University.

Sandra Brooslin Viviano was named Executive Vice President, Human Resources in 2003 and had served as Vice President, Human Resources since 2002. Previously, Ms. Brooslin Viviano was the Director of Human Resources for Victoria’s Secret Direct’s Executive Office and spent 10 years in human resources and merchandising positions with Victoria’s Secret Direct and Victoria’s Secret Stores. She began her career in retailing with Casual Corner. Ms. Brooslin Viviano has more than 20 years of specialty retailing experience and holds a B.A. from the University of Massachusetts.

Sheamus G. Toal was named Vice President, Controller and Treasurer in 2004, and has been designated as the principal accounting officer of the Company. Previously, Mr. Toal was the Vice President and Controller of Footstar, Inc. (a specialty retailer) from 2002 to 2004 and was its Controller from 2001 to 2002. Prior to that, Mr. Toal served in a variety of senior financial management positions with Standard Motor Products, Inc. from 1997 to 2001. Mr. Toal began his career with KPMG LLP where he served in various roles, including a management level position within KPMG’s Manufacturing, Retail and Distribution Group. Mr. Toal holds a B.S. in Accounting from St. John’s University. Mr. Toal is a Certified Public Accountant in the state of New York.

SECURITIES OWNERSHIP OF OFFICERS, DIRECTORS AND OWNERS OF 5%
OR MORE OF THE COMPANY’S COMMON STOCK

The following table sets forth information known to the Company with respect to the beneficial ownership of its common stock as of April 28, 2006. The table reflects the beneficial ownership by (i) each stockholder known by the Company to own beneficially more than 5% of its common stock, (ii) each of the named executive officers, (iii) each of its directors, and (iv) all of its directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC. Such rules provide that in calculating the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days after April 28, 2006 are deemed to be outstanding.

Name of beneficial owner	Amount and nature of beneficial ownership(1)		Percent of class(1)
Richard P. Crystal	2,661,073	(2)	4.59%
Ronald W. Ristau	1,728,827	(3)	3.04%
Robert J. Luzzi	73,028	(4)	*
John E. DeWolf III	238,925	(5)	*
Sandra Brooslin Viviano	259,706	(6)	*
Sheamus G. Toal	6,750	(7)	*
Steven M. Newman	296,940	(8)	*
Bodil M. Arlander	—	(9)	*
Philip M. Carpenter III	—	(10)	*
John D. Howard	31,618,972	(11)	57.08%
Richard L. Perkal	—	(12)	*
M. Katherine Dwyer	78,758	(13)	*
David H. Edwab	60,853	(14)	*
Louis Lipschitz	—		*
Edward W. Moneypenny	—		*
Arthur E. Reiner	93,929	(15)	*
FMR Corp.	3,269,800	(16)	5.90%
BSMB/NYCG LLC	31,618,972	(11)	57.08%
All directors and executive officers as a group (15 persons)	36,820,821	(17)	61.37%

*                    Less than 1%.

(1)          Information as to the percentage of shares beneficially owned is calculated based on 55,394,054 shares of common stock outstanding on April 28, 2006. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to the Company’s knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise noted, the address of each beneficial owner is 450 W. 33rd Street, 5th Floor, New York, NY 10001.

(2)          Includes 43,553 shares of common stock and 2,617,520 shares of common stock issuable upon exercise of options. Does not include 120,418 shares beneficially owned by the Lara Crystal 2004 Trust; 120,418 shares beneficially owned by the Jessica Crystal 2004 Trust; 120,418 shares beneficially owned by the Meredith Cohen 2004 Trust; or 120,418 shares beneficially owned by the Ian Crystal 2004 Trust. Mr. Crystal disclaims beneficial ownership of such shares.

(3)          Includes 344,150 shares of common stock and 1,384,677 shares of common stock issuable upon exercise of options.

(4)          Includes 73,028 shares of common stock issuable upon exercise of options.

(5)          Includes 59,362 shares of common stock and 179,563 shares of common stock issuable upon exercise of options.

(6)          Includes 149,210 shares of common stock and 110,496 shares of common stock issuable upon exercise of options.

(7)          Includes 6,750 shares of common stock issuable upon exercise of options.

(8)          Includes 168,026 shares of common stock and 128,914 shares of common stock issuable upon exercise of options.

(9)          Ms. Arlander is employed by Bear, Stearns & Co. Inc., a broker/dealer. Her address is 383 Madison Avenue, 40th Floor, New York, NY 10179.

(10)   Mr. Carpenter is employed by Bear, Stearns & Co. Inc., a broker/dealer. His address is 383 Madison Avenue, 40th Floor, New York, NY 10179.

(11)   John D. Howard is employed by Bear, Stearns & Co. Inc., a broker/dealer. Mr. Howard, by virtue of his status as the sole member of JDH Management, LLC, and The Bear Stearns Companies Inc. may be deemed to share beneficial ownership of shares owned of record by Bear Stearns Merchant Banking and BSMB/NYCG LLC. Mr. Howard and The Bear Stearns Companies Inc. share investment and voting power with respect to shares owned by Bear Stearns Merchant Banking and BSMB/NYCG LLC, but disclaim beneficial ownership of such shares except to the extent of their pecuniary interest therein. BSMB/NYCG LLC is an affiliate of, and is controlled by, Bear Stearns Merchant Banking and an affiliate of The Bear Stearns Companies Inc., a broker/dealer. The Bear Stearns Companies Inc. is the managing member of Bear Stearns Merchant GP II, LLC, which is the general partner of Bear Stearns Merchant Capital II, L.P., the general partner of Bear Stearns Merchant Banking. Bear Stearns Merchant Banking has the right to designate nine persons to the Company’s board of directors pursuant to a stockholders agreement. BSMB/NYCG LLC acquired its shares of common stock for resale in the original acquisition transaction with Limited Brands on November 27, 2002. The business address for Mr. Howard and each of the entities identified in this footnote is 383 Madison Avenue, New York, NY 10179.

(12)   Mr. Perkal is employed by Bear, Stearns & Co. Inc., a broker/dealer. His address is 383 Madison Avenue, 40th Floor, New York, NY 10179.

(13)   Includes 78,758 shares of common stock issuable upon exercise of options.

(14)   Includes 60,853 shares of common stock issuable upon exercise of options.

(15)   Includes 93,929 shares of common stock issuable upon exercise of options.

(16)   In a Schedule 13G filed with the SEC on February 14, 2006, FMR Corp. and Edward C. Johnson 3d (“ECJ”) reported beneficial ownership of 3,269,800 shares, of which they had sole power to vote or direct the vote of 402,000 shares. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR Corp. is the beneficial owner of 2,873,700 shares as a result of acting as an investment adviser. ECJ and FMR Corp. each has sole power to dispose of the 2,873,700 shares owned by the Fidelity funds. The Board of Trustees of the Fidelity funds has the sole power to vote or direct the voting of the shares owned by the Fidelity funds. Fidelity Management Trust Company (“FMT”), a wholly-owned subsidiary of FMR Corp, is the beneficial owner of 362,500 shares. ECJ and FMR Corp. each has sole dispositive and voting power over the shares owned by FMT. Fidelity International Limited (“FIL”) is the beneficial owner of 33,600 shares. Although a partnership controlled predominately by members of the family of ECJ owns shares of FIL voting stock, they disclaim the existence of a group with FMR Corp. The address for each of FMR Corp. and ECJ is 82 Devonshire Street, Boston, MA 02109.

(17)   Does not include Steven M. Newman.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of the New York & Company outstanding common stock, to file with the SEC an initial report of ownership and report changes in ownership of common stock. Based on the Company’s records and other information, the Company believes that during the fiscal year ended January 28, 2006 the Company’s directors and executive officers met all applicable filing requirements.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Executive Officer Compensation

General.   The Company’s executive officer compensation includes both short-term and long-term components. Short-term compensation consists of an executive officer’s annual base salary and annual incentive cash bonus. Long-term compensation may include grants of stock options, restricted stock or other equity-based incentives established by the Company, as determined by the board of directors. The board of directors has delegated to the compensation committee the authority with respect to the Company’s overall compensation policy, including authority to establish the annual salary and incentive compensation targets for the Chairman, President and Chief Executive Officer, and approval of the compensation structure for the other executive officers. The compensation committee also has the authority to grant awards in the form of stock options under the New York & Company, Inc. Amended and Restated 2002 Stock Option Plan (the “2002 stock option plan”).

Annual Base Salary.   The Company’s compensation committee periodically reviews the base salaries of its executive officers and approves adjustments, as appropriate. In determining salary adjustments, the compensation committee considers the size and responsibility of the individual’s position, the Company’s overall performance, the individual’s overall performance and future potential, and the base salaries paid by competitors to employees in comparable positions.

Incentive Compensation Plan.   The Company’s incentive compensation plan provides its senior management with cash bonuses linked to the seasonal financial results of the business. Target spring and fall bonus levels are set for each executive participating in the program (as a percentage of base salary) with a target bonus attained if the Company meets certain performance results, which beginning in fiscal year 2005 are linked to operating income. Maximum bonuses under the incentive compensation plan are two times the target bonus.

Stock Option Awards.   The 2002 stock option plan was approved by the board of directors and stockholders in 2002 and amended in 2004 for the purpose of providing incentives to key employees of the Company and its affiliates, consultants who provide significant services to the Company and its affiliates, and directors of the Company who are not employees. The 2002 stock option plan is intended to motivate these individuals to further the growth and profitability of the Company as well as to assist the Company in retaining key employees and directors.

Chief Executive Officer’s Compensation

Annual Base Salary.   Richard P. Crystal serves as Chairman, President and Chief Executive Officer. Mr. Crystal’s base salary was $900,000 in fiscal year 2005. The compensation committee approved a new employment agreement for Mr. Crystal dated August 25, 2004, which included his appointment to Chairman of the Board. Pursuant to the agreement, Mr. Crystal’s base salary was increased beginning August 1, 2004 to $900,000 from $775,000, which is subject to annual review by the board of directors. In determining Mr. Crystal’s compensation in connection with his appointment to Chairman of the Board, the compensation committee considered the Company’s historical financial performance, individual performance, anticipated future contribution to the success of the Company and salary data for chief executive officers of other publicly held apparel companies having a size and focus that the compensation committee believes comparable to the Company’s.

Incentive Compensation Plan.   Mr. Crystal’s incentive compensation target set by the compensation committee remained at 110% of his base salary during fiscal year 2005. Based on the Company’s fiscal year 2005 results, Mr. Crystal received a $435,600 annual cash bonus.

Stock Option Awards.   During fiscal year 2005, there were no stock option awards granted to Mr. Crystal.

Arthur E. Reiner (Chairperson)
Bodil M. Arlander

ITEM 3—Approval of Adoption of the 2006 Long-Term Incentive Plan

Subject to stockholder approval and upon recommendation of the compensation committee, the board of directors approved the 2006 Long-Term Incentive Plan (the “Plan”). The Plan is an equity incentive plan that will allow the Company to replace any existing, long-term incentive plans, maintain the overall number of shares available for awards under those replaced, existing, long-term incentive plans, and to grant awards that will comply with the requirements of Section 162 (m) of the Internal Revenue Code. Section 162 (m) of the Internal Revenue Code limits the Company’s federal income tax deduction for compensation paid by the Company to certain executive officers to $1 million per officer per corporate taxable year unless that compensation is paid based on attainment of one or more “performance-based” goals. The following summary of the material terms of the Plan, a copy of which is attached hereto as Annex 2, does not purport to be complete and is qualified in its entirety by the terms of the Plan.

Summary of the 2006 Long-Term Incentive Plan

Purposes of the Plan.   The purposes of the Plan are to foster and promote the long-term financial success of the Company and materially increase stockholder value by motivating performance through incentive compensation. The Plan also is intended to encourage participant ownership in the Company, attract and retain talent, and enable participants to participate in the long-term growth and financial success of the Company. In addition, the Plan provides the ability to make awards linked to the profitability of the Company and increases in stockholder value.

Reason for Stockholder Approval.   The approval of the Plan requires the affirmative vote of the holders of a majority of the Company’s common stock present in person or by proxy and entitled to vote at the Annual Meeting. The compensation committee, board of directors and the Company’s management believe it is in the best interests of the Company and its stockholders to approve this Plan.

Term of the Plan.   The term of the Plan shall extend from the effective date upon approval by the Company’s stockholders until the tenth anniversary thereof. No additional awards shall be made after the expiration of such term, but outstanding awards shall be administered in accordance with the provisions thereof. The Plan shall continue in effect until all matters relating to the settlement of awards and administration of the Plan have been completed.

Administration of the Plan.   The Plan shall be administered by the compensation committee, but any action that may be taken by the compensation committee may also be taken by the full board of directors of the Company. The compensation committee is composed in accordance with, and governed by, the compensation committee’s charter, as approved from time to time by the board of directors and subject to Section 303A.05 of the NYSE Listed Company Manual, and other corporate governance documents of the Company. The compensation committee has the authority to grant awards under the Plan, to determine the terms and conditions thereof, to interpret the provisions of the Plan and to make all other determinations which may be necessary or advisable for the administration of the Plan.

The compensation committee or the full board of directors may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a participant under a granted award without the participant’s consent. Any amendments to the Plan shall require stockholder approval to the extent required by federal or state law or any regulations or rules promulgated thereunder or the rules of the New York Stock Exchange, the national securities exchange on which the Company’s common stock is listed.

Eligibility and Participation.   Eligibility to participate in the Plan is limited to (i) employees of the Company; (ii) consultants or advisors, to the Company or any affiliate; (iii) or non-employee members of the board of directors. Approximately 8,000 employees of the Company, including all executive officers, and the nine non-management members of the board of directors, are currently eligible to participate in the Plan.

Type of Awards under the Plan.   The Plan provides that the compensation committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the compensation committee may deem to be necessary or desirable: (i) stock options; (ii) stock appreciation rights; (iii) restricted stock; (iv) deferred stock; and (v) performance share awards and performance unit awards.

Number of Authorized Shares.   The total number of shares of common stock reserved and available for distribution pursuant to awards under the Plan shall be 2,168,496. Of the 2,168,496 shares of common stock reserved, the maximum number of shares which may be used for awards other than stock options or stock appreciation rights is 750,000 shares. Upon approval of the Plan by stockholders, the 2002 stock option plan will immediately cease to be available for use for the grant of new incentive awards, other than awards granted wholly from shares returned to the 2002 stock option plan by forfeiture after May 5, 2006. The effect is that the exact number of shares of common stock reserved is the same as would be available under the 2002 stock option plan. The compensation committee will have full authority to determine the number of shares of common stock available for awards.

Stock Options.   Stock options granted under the Plan may be either incentive stock options or nonqualified stock options. The exercise price per share shall not be less than the fair market value per share on the grant date. If a stock option which is intended to qualify as an incentive stock option is granted to an individual who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation, then the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share on the grant date. The option period of each stock option shall be fixed by the compensation committee, but shall not exceed ten years from the date the option is granted for incentive stock options. Stock options shall only be exercisable in whole or in such installments and at such times as established by the compensation committee. The compensation committee may at any time accelerate the exercisability of all or part of any stock option.

Stock Appreciation Rights.   Stock appreciation rights may be awarded at any time by the compensation committee. The compensation committee has the discretion to determine the exercise price and other terms of stock appreciation rights. The exercise price per share shall not be less than the fair market value per share on the grant date. Upon exercise of a stock appreciation right, a participant shall receive a number of shares of common stock equal in value to the excess of the fair market value per share of common stock over the exercise price per share of the common stock specified in the related stock appreciation right agreement.

Restricted Stock.   Restricted stock may be awarded at any time by the compensation committee. Restricted stock is stock which cannot be transferred and remains subject to a risk of forfeiture until the applicable vesting conditions are attained. The compensation committee has the discretion to determine the vesting conditions and other terms of restricted stock. Holders of restricted stock shall have all the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock.

Deferred Stock.   Deferred stock may be awarded at any time by the compensation committee. Deferred stock is a right granted to a participant to receive common stock at the end of a specified deferral period. The compensation committee has the discretion to determine the duration of the deferral period, the conditions under which receipt of the common stock will be deferred and other terms of deferred stock. Holders of deferred stock may elect to further defer receipt of the deferred stock payable under an award, subject to such terms and conditions determined by the compensation committee. Upon the expiration of the deferral period, the compensation committee shall deliver common stock to the participant pursuant to the deferred stock award.

Performance Awards.   Performance awards may be awarded at any time by the compensation committee. A performance unit and a performance share each consist of the right to receive shares of common stock or cash, as provided in the particular award agreement, upon achievement of certain performance goals. After the applicable period for performance has ended, the compensation committee shall determine the extent to which the established performance goals were achieved. Performance awards cannot be transferred and remain subject to risk of forfeiture until the applicable performance goals have been achieved.

Change in Control Provisions.   Unless otherwise specifically provided in an award agreement, in the event of a sale of the Company or a registered public offering of equity securities, the compensation committee may provide that the (i) stock options; (ii) stock appreciation rights; (iii) restricted stock and (iv) deferred stock shall vest immediately and any performance goal or other condition with respect to performance share awards and performance unit awards shall be deemed satisfied for such participants who are employed by the Company at the time of such event. The compensation committee may also, in its discretion, determine that any stock options, stock appreciation rights or restricted stock shall terminate or be cancelled if not exercised as of the date of such event.

U.S. Federal Income Tax Consequences

The following is a general description of the federal income tax consequences to the participant and the Company with regard to awards granted under the Plan under present law. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws. This discussion does not purport to discuss all tax consequences related to awards under the Plan.

Nonqualified Stock Options.   There typically will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under the Internal Revenue Code Section 162(m). Any gain that the optionee recognizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options.   There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option (other than the alternative minimum tax consequences, discussed in this paragraph, to the optionee upon exercise). If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income. Thus, exercise of an incentive stock option may trigger alternative minimum tax.

Stock Appreciation Rights (SARs).   There typically will be no federal income tax consequences to the participant or to the Company upon the grant of a SAR under the Plan. When the participant exercises a SAR, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the fair market value of a share of common stock on date of grant, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under the Internal Revenue Code Section 162(m).

Restricted Stock.   Unless a participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Deferred Stock Awards.   The grant of a deferred stock award under the Plan generally will not be taxable to the participant, and will not be deductible by the Company at the time of grant. At the time a deferred stock award is settled in shares of common stock, the participant will recognize ordinary income and the Company will be entitled to a corresponding deduction. Generally the measure of the income and deduction will be the fair market value of the common stock at the time the deferred stock is settled.

Section 409A Deferred Compensation.   The above discussion does not address the federal income tax consequences of awards under Section 409A of the Internal Revenue Code. Section 409A was added to the Internal Revenue Code by the American Jobs Creation Act of 2004 and generally affects amounts deferred under a covered nonqualified deferred compensation plan after December 31, 2004, and such prior deferrals under a plan that has been materially modified after October 3, 2004. Section 409A provides that covered amounts deferred under a nonqualified deferred compensation plan are includable in the participant’s gross income and subject to 20 percentage points of additional tax plus in certain cases an interest charge, to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts. Preliminary guidance issued under Section 409A suggests that certain types of awards under the Plan (other than incentive stock options) may be subject to the additional limitations. In general, the Plan is intended to comply with Section 409A requirements. The Board intends to review further the terms of the Plan and awards made under the Plan and may adopt such additional amendments as it determines appropriate in light of the current and any additional guidance issued under Section 409A.

Performance Awards.   A participant generally will not recognize income, and the Company will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives, or has the right to receive, payment of cash or shares under the performance award, the cash amount or the fair market value of the shares of stock will be ordinary income to the participant, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

EXECUTIVE COMPENSATION

The following summarizes, for the years indicated, the principal components of compensation for the Company’s Chief Executive Officer, the other five most highly compensated executive officers, including one individual who was not serving as an executive officer at the end of fiscal year 2005 (collectively, the “named executive officers”). The compensation set forth below fully reflects compensation for work performed on the Company’s behalf.

Summary Compensation Table

				Long-term compensation
		Annual compensation(1)		Restricted	Securities	All other
	Fiscal	Salary	Bonus	stock	underlying	compensation
Name and principal position	Year	($)	($)	awards	options(#)	($)
Richard P. Crystal	2005	900,000	435,600	—	—	38,375	(2)
Chairman, President and	2004	837,500	1,127,500	—	157,856	21,084	(2)
Chief Executive Officer					504,529
	2003	775,000	1,705,000	—	—	20,520	(2)
Ronald W. Ristau	2005	575,000	177,100	—	—	21,200	(3)
Chief Operating Officer and	2004	512,500	433,125	—	126,134	21,084	(3)
Chief Financial Officer	2003	450,000	630,000	—	—	20,520	(3)
Robert J. Luzzi	2005	472,885	128,040	—	—	9,900	(5)
Executive Vice President,	2004	450,000	281,250	—	139,974	2,337	(5)
Creative Director(4)	2003	43,269	—	—	—	—
John E. DeWolf III	2005	341,346	92,400	—	—	18,300	(6)
Executive Vice President,
Real Estate
Sandra Brooslin Viviano	2005	287,115	63,800	—	—	21,200	(7)
Executive Vice President,
Human Resources
Steven M. Newman	2005	535,000	164,780	—	—	17,900	(9)
Former Executive Vice President,	2004	535,000	468,125	—	—	17,863	(9)
Merchandising(8)	2003	535,000	749,000	—	—	11,478	(9)

(1)          Perquisites and other personal benefits or property, in the aggregate, are less than either $50,000 or 10% of the total annual salary and bonus reported for the applicable named executive officer.

(2)          Consists of $5,600 in 2005, $8,200 in 2004 and $8,000 in 2003 for employer match to 401(k) plan under the Company’s savings and retirement plan (“SARP”), $13,200 in 2005, $12,884 in 2004 and $12,520 in 2003 for employer contribution to the SARP and $19,575 in 2005 for insurance premiums paid for by the Company on behalf of the named executive officer. Does not include $1,175,000 retention bonus paid over 2003 and 2004 by Limited Brands in connection with the acquisition of the Company from Limited Brands.

(3)          Consists of $8,000 in 2005, $8,200 in 2004 and $8,000 in 2003 for employer match to 401(k) plan under the SARP and $13,200 in 2005, $12,884 in 2004 and $12,520 in 2003 for employer contribution to the SARP. Does not include $500,000 retention bonus paid in 2003 by Limited Brands in connection with the acquisition of the Company from Limited Brands.

(4)          Mr. Luzzi was hired as Executive Vice President, Creative Director on November 17, 2003.

(5)          Consists of $9,900 in 2005 and $2,337 in 2004 for employer contribution to the SARP.

(6)          Consists of $8,400 in 2005 for employer match to 401(k) plan under the SARP and $9,900 in 2005 for employer contribution to the SARP.

(7)          Consists of $8,000 in 2005 for employer match to 401(k) plan under the SARP and $13,200 in 2005 for employer contribution to the SARP.

(8)          As of April 24, 2006, Mr. Newman is no longer employed by the Company.

(9)          Consists of $8,000 in 2005 and $8,200 in 2004 for employer match to 401(k) plan under the SARP and $9,900 in 2005, $9,663 in 2004 and $9,390 in 2003 for employer contribution to the SARP, and $2,088 gross up for relocation in 2003.

Aggregated Option Exercises During Fiscal Year 2005 and Year-End Option Values

The following table shows the (i) number of shares of common stock acquired by each named executive officer upon the exercise of Company stock options during fiscal year 2005; (ii) aggregate dollar value realized by each named executive officer upon such exercise, based upon the fair market value of the common stock on the date of exercise; (iii) number of all vested (exercisable) and unvested (not yet exercisable) stock options held by each named executive officer at the end of fiscal year 2005; and (iv) value of all such options that were “in the money” (i.e., the market price of the common stock was greater than the exercise price of the options) at the end of fiscal year 2005.

	Fiscal Year 2005		Underlying options		Value of unexercised in-the-money options
	Shares acquired	Value	at January 28, 2006		at January 28, 2006($)(1)
	on exercise	realized $	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard P. Crystal	249,500	5,269,910	2,070,374	1,183,930	37,410,670	22,572,449
Ronald W. Ristau	120,000	2,488,883	774,292	762,979	14,369,678	14,546,721
Robert J. Luzzi	40,219	659,319	29,764	69,992	474,793	1,116,506
John E. DeWolf III	52,622	967,485	126,950	153,252	943,166	1,444,633
Sandra Brooslin Viviano	—	—	47,359	78,924	902,941	1,504,735
Steven M. Newman(2)	—	—	55,253	92,079	1,053,432	1,755,552

(1)          Calculated based on the closing market price of the common stock of $19.18 on January 27, 2006, the last trading day in fiscal year 2005, less the amount required to be paid upon exercise of the option.

(2)          As of April 24, 2006, Mr. Newman is no longer employed by the Company.

Option Grants in Fiscal Year 2005

There were no option grants to any of the named executive officers during fiscal year 2005.

Equity Compensation Plan Information

The following table sets forth additional information as of January 28, 2006 about shares of the Company’s common stock that may be issued upon the exercise of options and other rights under the Company’s existing equity compensation plan, divided between plans approved by the Company’s stockholders and plans or arrangements not submitted to the Company’s stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options.

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for issuance under equity compensation plans
Equity Compensation Plans approved by security holders	8,313,037	$1.60	2,496,288
Equity Compensation Plans not approved by security holders	N/A	N/A	N/A
Total	8,313,037	$1.60	2,496,288

Employment and Severance Agreements

On August 25, 2004, the Company entered into amended and restated employment agreements with Richard P. Crystal and Ronald W. Ristau, certain provisions of which became effective upon the consummation of the Company’s initial public offering. These employment agreements will remain effective through August 25, 2007, and are automatically renewable for additional one year terms. Under the terms of these agreements, Mr. Crystal and Mr. Ristau are currently entitled to annual base salaries of $900,000 and $575,000 per year, respectively. Mr. Crystal and Mr. Ristau are also entitled to participate in the Company’s employee benefit plans and its current incentive compensation plan which provides for performance-based bonuses (110% and 70% of base salary, respectively, for fiscal year 2006).

Each of Mr. Crystal and Mr. Ristau is entitled to continue to be paid a base salary and target bonuses for two years following a termination by the Company without cause (including its failure to renew), or if he resigns with good reason. After a change of control of the Company, each is entitled to be paid a lump sum equal to three times his base salary plus bonus if he is terminated without cause (including the Company’s failure to renew) or if he resigns with good reason within two years of such change of control. Mr. Crystal and Mr. Ristau’s employment agreements also restrict the executives’ business activities that compete with the Company’s business for two years from the date of termination and the solicitation of its employees for three years from the date of termination.

The Company has also entered into letter agreements of employment with Robert J. Luzzi, John E. DeWolf III and Sandra Brooslin Viviano. Under the terms of these agreements, Mr. Luzzi, Mr. DeWolf and Ms. Brooslin Viviano are currently entitled to annual base salaries of $510,000, $370,000 and $310,000, respectively. Mr. Luzzi, Mr. DeWolf and Ms. Brooslin Viviano are also entitled to participate in the Company’s employee benefit plans and its current incentive compensation plan which provides for performance-based bonuses (60%, 60% and 50% of base salary, respectively, for fiscal year 2006). Severance payments made pursuant to the agreements will be equal to one year of the employee’s base salary, offset by any salary earned at the employee’s new employer, if employment is obtained within one year. Each of Mr. Luzzi and Mr. DeWolf has agreed to be bound by an 18 month non-compete provision upon resignation or termination for cause, and an 18 month non-solicitation provision. Ms. Brooslin Viviano has agreed to be bound by a six month non-compete provision upon resignation or termination for cause, and a 24 month non-solicitation provision.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Stockholders Agreement

Bear Stearns Merchant Banking and certain of the Company’s senior management stockholders are party to a stockholders agreement that governs certain relationships among, and contains certain rights and obligations of, such stockholders.

The stockholders agreement provides that the parties must vote their securities in favor of the individuals nominated to the board of directors by Bear Stearns Merchant Banking, provided that each of Richard P. Crystal and Ronald W. Ristau shall be so nominated for so long as he serves as an executive officer of New York & Company. From and after the date that the stockholders party to the agreement and their transferees hold less than 50% of the Company’s outstanding common stock, the parties to the agreement will be obliged to vote for two individuals nominated to the board of directors by Bear Stearns Merchant Banking. Such voting obligations will terminate when Bear Stearns Merchant Banking and certain of its transferees own less than 20% of the Company’s outstanding common stock.

The stockholders agreement also gives the parties certain rights with respect to registration under the Securities Act of shares of the Company’s securities held by them and certain customary indemnification rights. These registration rights include demand registration rights requiring the Company to register their shares under the Securities Act. In addition, in the event the Company proposes to register any shares of common stock under the Securities Act, whether in connection with a primary or secondary offering, the stockholders party to the stockholders agreement may request that the Company affect a registration of their shares under the Securities Act.

Commercial and Investment Banking Activities

Bear Stearns Merchant Banking and its affiliates have provided, and may continue to provide, certain commercial banking, financial advisory and investment banking services for the Company for which it will receive reasonable fees to be negotiated on an arms-length basis.

Bear Stearns Merchant Banking Purchasing Agreement

The Company is one of the portfolio companies in which Bear Stearns Merchant Banking has invested. Beginning in 2004, Bear Stearns Merchant Banking initiated a cost savings program by coordinating the purchasing activities of several portfolio companies to take advantage of volume purchase discounts that would otherwise not be available to the individual companies, including the Company, if they were acting on their own. In connection with this undertaking, Bear Stearns Merchant Banking has engaged consultants and consulting firms. The consulting fees relating to these services are being charged to the participating portfolio companies based on their pro rata share of the overall cost savings achieved. Based upon the information received from Bear Stearns Merchant Banking, it is estimated that the Company’s share of the consulting fees will be approximately $0.6 million for fiscal year 2005.

Bear Stearns Merchant Banking relationship with Seven for All Mankind, LLC

Bear Stearns Merchant Banking and David H. Edwab hold an equity interest in Seven for All Mankind, LLC, a leading merchandise supplier to Jasmine Company, Inc. (“JasmineSola”). The Company acquired JasmineSola in July 2005. Since the acquisition, JasmineSola purchased approximately $1.0 million of merchandise from Seven for All Mankind, LLC.

Relationships with the Company’s Former Parent and Its Affiliates

Transition Services Agreement

The Company continues to use the services of Limited Brands and its business units, Limited Logistics Services and Independent Production Services, under the Transition Services Agreement, dated as of November 27, 2002 for its distribution, transportation and delivery and compliance support services needs.

On April 19, 2006, the Company and Limited Brands amended the Transition Services Agreement to extend the notification period required to exit the agreement. Under the amended agreement, these services will terminate upon the earliest of the following:

•       24 months from the date that Limited Brands notifies the Company that Limited Brands wishes to terminate the services (such notice can be given no earlier than March 1, 2007);

•       24 months from the date that the Company notifies Limited Brands that the Company wishes to terminate the services (such notice can be given no earlier than March 1, 2007);

•       60 days after the Company has given notice to Limited Brands that Limited Brands has failed to perform any material obligations under the agreement and such failure shall be continuing;

•       30 days after Limited Brands has given notice to the Company that the Company has failed to perform any material obligations under the agreement and such failure shall be continuing;

•       within 75 days of receipt of the annual proposed changes to the agreement schedules which outline the cost methodologies and estimated costs of the services for the coming year, if such proposed changes would result in a significant increase in the amount of service costs that the Company would be obligated to pay;

•       15 months after a change of control of the Company, at the option of Limited Brands; or

•       upon reasonable notice under the prevailing circumstances by the Company to Limited Brands after a disruption of services due to force majeure that cannot be remedied or restored within a reasonable period of time.

The Company believes that these services are provided at a competitive price and the Company anticipates continuing to use Limited Brands for these services. If termination of these logistics and related services under the transition service agreement results in excess logistics and related service labor for Limited Brands, the Company will be liable for 50% of severance related costs of such labor, up to a maximum of $0.5 million.

Store Leases

In connection with the acquisition by Bear Stearns Merchant Banking on November 27, 2002, the Company entered into the following agreements relating to its dealings with Limited Brands as they relate to the Company’s store leases, each of which the Company believes have comparable or better terms than the Company could have obtained from unrelated third parties:

•       a store leases agreement;

•       a covenant agreement (terminated on December 31, 2005);

•       a master sublease agreement; and

•       a master assignment and assumption agreement.

Store Leases Agreement.   The store leases agreement formalizes the agreement between the parties as to the rights and obligations of each party relating to store leases where:

•       the Company now subleases store space from Limited Brands or one of its affiliates or former affiliates;

•       the Company now subleases store space to affiliates or former affiliates of Limited Brands; or

•       the Company leases store space which is adjacent to and not fully separated, either physically or functionally, from store space leased by affiliates or former affiliates of Limited Brands.

The agreements therein are generally coextensive with the prime leases to which they relate.

Covenant Agreement.   In order that Limited Brands and its affiliates would continue to guarantee the leases of some of its stores, the Company entered into the covenant agreement whereby the Company agreed to certain negative covenants relating to the incurrence of indebtedness, limitations of restricted payments and transactions with affiliates. The covenant agreement terminated on December 31, 2005.

Master Sublease Agreement.   The master sublease agreement gives the Company a sublease on space sublet from and guaranteed by Limited Brands. This agreement generally terminates for each sublease with the term of each prime lease.

Master Assignment and Assumption Agreement.   The master assignment and assumption agreement provides for the assignment of certain leases to Limited Brands which leases are guaranteed by Limited Brands. Pursuant to the master sublease agreement described above, the store premises subject to the master assignment and assumption agreement are subleased to the Company.

Ernst & Young LLP

The Company’s independent registered public accounting firm, Ernst & Young LLP (“E&Y”), has, in the past, had certain business relationships with affiliates of The Bear Stearns Companies Inc. (“Bear Stearns”) that are described below. None of these arrangements involved the Company, nor did they have any effect on its consolidated financial statements. The requirements of the SEC on auditor independence limit direct and material indirect business relationships between an auditor and its audit client. As a result of these business relationships between E&Y and affiliates of Bear Stearns, questions were raised regarding the independence of E&Y with respect to their audit of the Company.

In October 2001, E&Y entered into a services agreement with Bear Stearns Securities Corp. (“Bear Stearns Securities”) whereby E&Y would, on a non-exclusive basis, identify Bear Stearns Securities to E&Y’s personal financial consulting (“PFC”) clients for custodial, brokerage, recordkeeping and performance reporting services. E&Y’s PFC clients were billed for such services directly by Bear Stearns Securities. The agreement contained no provisions for payments between E&Y and Bear Stearns Securities, except for the reimbursement of certain costs incurred by E&Y in relation to non-timely delivery of performance reporting services by Bear Stearns Securities. Pursuant to those reimbursement provisions, in June 2004 E&Y received a payment from Bear Stearns Securities in the amount of $287,500 that represented a negotiated resolution of E&Y’s claims for reimbursement of certain costs incurred by E&Y to obtain performance reports from another provider. E&Y received no compensation, direct or indirect, from Bear Stearns Securities or its affiliates for making referrals. On September 21, 2004, the parties terminated this agreement. Under the terms of the termination arrangements, E&Y’s existing PFC clients may continue to use Bear Stearns Securities services and give E&Y access to their account records, but these relationships will be governed by contracts directly between the individual E&Y PFC client and Bear Stearns Securities. E&Y may, but is under no obligation to, continue to identify Bear Stearns Securities to E&Y’s PFC clients for custodial, brokerage, recordkeeping and performance reporting services on a non-exclusive basis and such E&Y PFC client relationships will be governed by contracts directly between the individual PFC client and Bear Stearns Securities.

This matter was reviewed by the Company’s audit committee in consultation with counsel and representatives of E&Y. The audit committee considered all relevant facts and circumstances, including E&Y’s representations with respect to their relationship with affiliates of Bear Stearns and E&Y’s conclusion that they were independent with respect to their audit of the Company and concluded that the arrangements did not compromise E&Y’s independence with respect to their audit.

In November 2002, E&Y signed an agreement with Bear, Stearns & Co. Inc. to license, market and implement a specialized tax strategy developed by E&Y involving the repurchase of corporate debt expected to be of interest to a small number of entities. No business was ever conducted nor were any fees received or revenues recognized under the agreement and the agreement was terminated in June 2004.

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

In accordance with Rule 14a-8 of the Exchange Act, any stockholder proposals intended to be included in the Proxy Statement and presented at the 2007 Annual Meeting of Stockholders of the Company must be received by the Company no later than January 19, 2007. The proposal should be addressed to: Chairperson of the Nomination and Governance Committee, New York & Company, Inc., 450 West 33rd Street, 5th Floor, New York, NY 10001.

In addition, the Company has established an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s Proxy Statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Company not less than 60 days or more than 90 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting unless less than 70 days notice or prior public disclosure of the date scheduled for the meeting is given or made, in which event notice by the stockholder to be timely must be delivered or received not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the scheduled annual meeting was mailed or (ii) the day on which such public disclosure was made.

A stockholder’s notice with respect to a director nomination must set forth: (i) name, address and number of shares of common stock beneficially owned by the nominating stockholder; (ii) name, address and number of shares of common stock beneficially owned by the nominee; (iii) a detailed biography outlining the candidate’s relevant background; (iv) professional and business experience and other significant accomplishments; (v) an acknowledgement from the candidate that he or she would be willing to serve on the board, if elected; (vi) a statement by the stockholder outlining the reasons why this candidate’s skills, experience and background would make a valuable contribution to the board; and (vii) a minimum of two references who have either worked with the candidate, served on a board of directors or board of trustees with the candidate, or can otherwise provide relevant perspective on the candidate’s capabilities as a potential board member.

A stockholder’s notice with respect to a proposed item of business must include: (i) name, address and number of shares of common stock beneficially owned by the stockholder; (ii) a brief description of the substance of, and the reasons for conducting, such business at the Annual Meeting; and (iii) any material interest of the stockholder in such business.

ANNEX 1
NEW YORK & COMPANY, INC.
AUDIT COMMITTEE CHARTER

This Amended and Restated Audit Committee Charter was adopted by the Board of Directors (the “Board”) of New York & Company, Inc. (the “Company”) on September 30, 2004 and replaces any charter previously used by the committee.

Mandate

The Audit Committee (the “Committee”) assists the Board in its oversight responsibilities relating to financial matters including:

i)      the integrity of the Company’s financial statements;

ii)    the independent auditor’s qualifications and independence;

iii)   the performance of the Company’s internal audit function and independent auditors;

iv)    the Company’s compliance with legal and regulatory requirements; and

v)     the preparation of an audit committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

In discharging its responsibilities, the Committee is not itself responsible for the planning or conduct of audits, or for any determination that the Company’s financial statements and disclosures are complete and accurate or are in accordance with generally accepted accounting principles and applicable rules and regulations. This is the responsibility of the Company’s management, internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services (the “internal auditor”)) and the Company’s independent auditor.

Organization

Committee Members

The Committee shall be comprised of three directors. The members and the Chair of the Committee shall be appointed by the full Board on an annual basis and may be re-appointed or replaced at the Board’s discretion at any time.

Qualifications

Each committee member shall be financially literate, as determined by the Board in their business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the committee. At least one member of the Committee shall have accounting or related financial management expertise, as determined by the Board in its business judgment. In addition, at least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC or the Company shall disclose in its periodic reports required pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”) the reasons why at least one member of the Committee is not an “audit committee financial expert.” If the Board has determined that a member of the Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

Independence

Each Committee member shall satisfy the independence requirements of the New York Stock Exchange and Exchange Act Rule 10A-3, unless the Company wishes to avail itself of any applicable exemption allowed under such rules and regulations. The Company shall make any required disclosures relating to the use of any such exemptions.

Other Service

No Committee member may serve on the audit committee of more than three public companies unless the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee as such determination is disclosed in the Company’s annual proxy statement.

Committee Meetings

The Chair of the Committee shall be responsible for calling meetings of the Committee, developing the meeting agenda, providing pre-reading materials to Committee members relative to agenda items and chairing the meetings.

The Committee shall meet at least four times a year. Meetings may be in person or by conference call. A majority of the Committee members must be in attendance for a quorum. The Committee may also act by unanimous written consent. The Committee shall make regular reports to the Board on the Committee’s activities.

Separate Meetings

The Committee shall meet periodically with management, the internal auditor and the independent auditor in separate executive sessions.

Professional Advisors

The Committee shall have the sole authority to retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also use the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purposes of rendering or issuing an audit report or performing other audit, review or attestation services, for payment of compensation to any advisors employed by the Committee and for ordinary and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Investigations

The Committee is empowered to conduct its own investigations into issues related to its responsibilities.

Responsibilities

Independent Auditors

Appointment and Oversight of Independent Auditor

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company, and the independent auditor shall report directly to the Committee.

Appointment and Oversight of Additional Audit Firm

The Committee shall be directly responsible for the appointment, compensation, retention and oversight work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for the Company and such firm shall also report directly to the Committee.

Pre-Approval of Services

Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting.

i)      Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee’s responsibilities under the Exchange Act to the Company’s management.

ii)     Committee pre-approval of non-audit services (other than review and attestation services) also will not be required if such services fall within available exceptions established by the SEC.

Independence

The Committee shall, at least annually, evaluate the independent auditor’s qualifications, performance and independence. The Committee shall present its conclusions with respect to the independent auditor to the full Board. In conducting its evaluation the Committee shall take the following steps:

i)      The Committee shall obtain and review a report prepared by the independent auditor describing (a) the independent auditing firm’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditing firm, and any steps taken to deal with any such issues and (c) all relationships between the independent auditor and the Company.

ii)     The Committee shall obtain and review a formal written statement prepared by the independent auditor describing the fees billed in each of the last two fiscal years in each of the categories required to be disclosed in the Company’s annual proxy statement.

iii)   The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor.

iv)    The Committee shall review and evaluate the qualifications, performance and independence of the lead partner of the independent auditor.

v)     The Committee shall consider whether, in order to assure continuing auditor independence, the Company should adopt a regular rotation of the independent audit firm.

vi)    The Committee shall, if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

Financial Statements and Disclosures

Audit Resources

In connection with each annual audit, the Committee shall discuss with management, the independent auditor and the internal auditor the overall scope and plans for such audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits.

Audit Principles

The Committee shall review and discuss with management and the independent auditor: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements and (iv) management’s and/or the independent auditor’s judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the financial statements and the adequacy of internal controls.

Review of Reports

The Committee shall review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Communication with Independent Auditors

i)      The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

ii)    The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the independent auditor are: (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); (ii) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

Review of Independent Auditor Report to Audit Committee

The Committee shall review the report that the independent auditor is required to make to the Committee regarding: (i) all accounting policies and practices to be used that the independent auditor identifies as critical; (ii) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

Recommendation to Include Financial Statements in Annual Report

The Committee shall, based on its review and discussions outlined in paragraphs above, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

Internal Audit Function

The Committee shall meet periodically with the Company’s internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services) to discuss the responsibilities, budget and staffing of the Company’s internal audit function and any issues that the internal auditor believes warrant audit committee attention.

Compliance Oversight

Risk Management

The Committee shall discuss with management and the independent auditor the Company’s policies with respect to risk assessment and risk management, the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

Communication with Board

The Committee shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

Hiring Practices

The Committee shall approve guidelines for the Company’s hiring of former employees of the outside auditor who participated in any capacity in the audit of the Company.

10A(b) Implications

The Committee shall obtain from the independent auditor assurances that the independent auditor is not aware of any matters required to be reported under Section 10A(b) of the Exchange Act.

Whistleblower Procedures

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Press Releases and Analyst Communications

The Committee shall discuss with management and the independent auditor the Company’s earnings press releases (with particular focus on any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee’s discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

Disclosure Controls and Procedures

The Committee shall review with the Chief Executive Officer, Chief Operating Officer and the Chief Financial Officer the Company’s disclosure controls and procedures and review periodically management’s conclusions about the efficacy of such disclosure controls and procedures.

Preparation of Audit Committee Report

The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements for inclusion in each of the Company’s annual proxy statements.

Attorney Reporting

The Committee shall review and discuss any reports concerning material violations submitted to the Committee by the Company’s attorneys pursuant to SEC attorney professional responsibility rules or otherwise.

Committee Self-Assessment

The Committee is responsible for developing and conducting an annual self-assessment of its performance. The Committee will work with the nomination and governance committee to design and coordinate the annual self-assessment in conjunction with the overall Board assessment process. The Committee shall report to the full Board on the results of its assessment each year and shall make any appropriate recommendations to further enhance the Committee’s performance.

Other Matters

The Committee shall also fulfill any other responsibilities that may be assigned to the Committee by the Board from time to time.

Charter Modifications/Updating

The Committee shall review this charter regularly and may recommend to the Board from time to time any proposed changes to the charter and to any other documents related to the responsibilities of the audit committee.

ANNEX 2

NEW YORK & COMPANY, INC.

2006 LONG-TERM INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT, PURPOSE AND TERM

1.1   Establishment.   The New York & Company, Inc. 2006 Long Term Incentive Plan (“Plan”) is hereby established by New York & Company, Inc. (“Company”), effective as of the Effective Date. Subject to Section 13.1, Awards may be granted as provided herein for the term of the Plan.

1.2   Purposes.   The purposes of the Plan are to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating performance through incentive compensation. The Plan also is intended to encourage Participant ownership in the Company, attract and retain talent, and enable Participants to participate in the long-term growth and financial success of the Company. In addition, the Plan provides the ability to make Awards linked to the profitability of the Company’s businesses and increases in shareholder value.

1.3   Term.   The term of the Plan shall extend from the Effective Date until the tenth anniversary thereof. No additional Awards shall be made after the expiration of such term, but outstanding awards shall be administered in accordance with the provisions thereof. The Plan shall continue in effect until all matters relating to the settlement of Awards and administration of the Plan have been completed.

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms are defined as set forth below:

2.1   “2002 Plan” means the New York & Company, Inc. Amended and Restated 2002 Stock Option Plan.

2.2   “Affiliate” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under control with, the Company.

2.3   “Agreement” means any agreement entered into pursuant to the Plan by which an Award is granted to a Participant.

2.4   “Award” means any Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock, or Performance Award granted to a Participant under the Plan. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an Agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

2.5   “Beneficiary” means any person or other entity, which has been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the compensation, specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means any person or other entity entitled by will or the laws of descent and distribution to receive such compensation.

2.6   “Board of Directors” or “Board” means the Board of Directors of the Company.

2.7   “Cause” means, unless otherwise specifically provided in an Agreement, any act or omission which permits the Company to terminate the written employment agreement or arrangement between the Participant and the Company or an Affiliate for “cause” as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “Cause,” then “Cause” means the occurrence of one or more of the following events:

(1)   misappropriation of the Company’s assets or business opportunities;

(2)   alcoholism or drug addiction which impairs one’s ability to perform his duties and responsibilities hereunder or is injurious to the business of the Company;

(3)   the commission by such Participant of, or the plea of nolo contendere with respect to, a felony or crime involving moral turpitude;

(4)   intentionally causing the Company to violate a local, state or federal law in any material respect;

(5)   gross negligence or willful misconduct in the conduct or management of the Company not remedied within 10 days after receipt of written notice from the Company; or willful refusal to comply with any significant policy, directive or decision of the Board in furtherance of a legitimate business purpose or willful refusal to perform the duties reasonably assigned to the individual by the Board consistent with the functions, duties and responsibilities of his position and only if not remedied within 10 days after receipt of written notice from the Company; or

(6)   such other meaning as may be specified with respect to any particular Award or in any employment or other agreement entered into at or before the time the Award is granted (or, with the consent of the Participant, after such time).

2.8   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9   “Commission” means the Securities and Exchange Commission or any successor thereto.

2.10   “Committee” means the committee of the Board responsible for granting and administering Awards under the Plan, which initially shall be the Compensation Committee of the Board, until such time as the Board may designate another committee. The Committee shall consist solely of two or more directors and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and also an “outside director” under Section 162(m) of the Code. In addition, each member of the Compensation Committee shall satisfy any independence or other corporate governance standards imposed by the New York Stock Exchange or other securities market on which the Stock shall be listed from time to time.

2.11   “Company” means New York and Company, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company. Wherever the context of the Plan so admits or requires, “Company” also means “Affiliate.”

2.12   “Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.13   “Deferred Stock” means a right granted to a Participant under Section 9.1 hereof to receive Stock at the end of a specified deferral period.

2.14   “Domestic Relations Order” has the meaning set forth in the Code.

2.15   “Effective Date” means the date that the Plan is approved by the Company’s shareholders.

2.16   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.17   “Exercise Price” means the price that a Participant must pay to exercise an Award or the amount upon which the value of an Award is based.

2.18   “Fair Market Value” means, as of any given date, the closing market price on the New York Stock Exchange or such other public trading market on which the Stock is traded on that date. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith. In each case, the Fair Market Value shall be determined without regard to whether the Stock is restricted or represents a minority interest.

2.19   “Grant Date” means the date as of which an Award is granted pursuant to the Plan. In no event may the Grant Date be earlier than the Effective Date.

2.20   “Incentive Stock Option” means any Option that is intended to be, is designated as, and actually qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

2.21   “Non-Qualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

2.22   “Option Period” means the period during which the Option shall be exercisable in accordance with an Agreement and Article VI.

2.23   “Participant” means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan. In the event that a Representative is appointed for a Participant, then the term “Participant” shall mean such appointed Representative. Notwithstanding the appointment of a Representative, the term “Termination of Employment” shall mean the Termination of Employment of the Participant.

2.24   “Performance Award” means an Award consisting of Performance Shares, Performance Units or other Award described in Article X that is dependent upon the achievement of Performance Goals.

2.25   “Performance Goals” mean the level of performance established by the Committee as the Performance Goal with respect to a Performance Measure. Performance Goals may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

2.26   “Performance Measure” means any measure based on any of the performance criteria set out in this Section, either alone or in any combination, and, if not based on individual performance, on either a consolidated or a division or business unit level, as the Committee may determine: individual Participant financial or non-financial performance goals; sales; cash flow; cash flow from operations; operating profit or income; net income; operating margin; net income margin; return on net assets; four-wall contribution; economic value added; return on total assets; return on  equity; return on total capital; total shareholder return; revenue; revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA growth; basic earnings per share; diluted earnings per share; funds from operations per share and per share growth; cash available for distribution; cash available for distribution per share and per share growth; share price performance on an absolute basis and relative to an index of earnings per share or improvements in the Company’s attainment of expense levels; or implementing or completion of critical projects. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. In the event Code Section 162(m) or applicable tax or other laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant.

2.27   “Performance Period” means the time period during which a Performance Award shall be earned shall be the “Performance Period,” and shall be at least one (1) fiscal year in length, unless otherwise determined by the Committee. Performance Awards shall be subject to Performance Goals which shall be established by the Committee.

2.28   “Performance Unit” means a right granted pursuant to the terms and conditions established by the Committee which is described in Section 10.1.

2.29   “Performance Share” means a right granted pursuant to the terms and conditions established by the Committee which is described in Section 10.1.

2.30   “Plan” means the New York & Company, Inc. 2006 Long Term Incentive Plan, as herein set forth and as may be amended from time to time.

2.31   “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; or (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant’s death; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

2.32   “Restricted Stock” means  Stock granted to a Participant under Section 8.1 hereof and which is subject to certain restrictions and to a risk of forfeiture or repurchase by the Company.

2.33   “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

2.34   “Stock” means the Company’s common stock, $0.001 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter.

2.35   “Stock Appreciation Right” means a right granted under Section 7.1.

2.36   “Stock Option” or “Option” means a right, granted to a Participant under Section 6.1 hereof, to purchase Stock at a specified price during specified time periods.

2.37   “Termination of Employment” means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer or employee of the Company or of any Affiliate, including, without limitation, death, disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of a business owned or operated by the Company or its Affiliates. With respect to any non-employee member of the Board, Termination of Employment means the termination of a Participant’s status as a non-employee director of the Board. With respect to any other person who is not an employee with respect to the Company or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

COMPENSATION COMMITTEE ADMINISTRATION

3.1   Committee Structure.   The Plan shall be administered by the Committee, but any action that may be taken by the Committee may also be taken by the full Board of Directors of the Company.

3.2   Committee Actions.   Subject to the Committee’s charter, the Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee or the Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines, provided that the Committee shall not delegate the authority to grant Awards. A member of the Committee shall be recused from Committee action regarding an Award granted or to be granted to such member.

3.3   Committee Authority.   Subject to applicable law, the Company’s certificate of incorporation and by-laws, the Committee’s charter or the terms of the Plan, the Committee shall have the authority:

(1)   to select those persons to whom Awards may be granted from time to time;

(2)   to determine whether and to what extent Awards are to be granted hereunder;

(3)   to determine the number of shares of Stock to be covered by each Award granted hereunder;

(4)   to determine the terms and conditions of any Award granted hereunder (including any provisions deemed by the Committee in good faith to be necessary or appropriate for a “nonqualified deferred compensation plan,” as defined in Code Section 409A(d)(1), to avoid being subject to taxation under Code Section 409A(a)(1)), provided that the Exercise Price of any Option or Stock Appreciation Right shall not be less than the Fair Market Value per share of the underlying stock as of the Grant Date;

(5)   to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations contained elsewhere herein, including but not limited to Sections 13.1 and 13.11;

(6)   to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred, subject to compliance in good faith with the requirements of the Plan and Code Section 409A to avoid the Award being subject to taxation under Code Section 409A(a)(1);

(7)   to provide for the forms of Agreement to be utilized in connection with this Plan;

(8)   to determine what legal requirements are applicable to the Plan, Awards, and the issuance of Stock, and to require of a Participant that appropriate action be taken with respect to such requirements;

(9)   to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

(10) to require as a condition of the exercise of an Award or the issuance or transfer of a certificate (or other representation of title) of Stock, the withholding from a Participant of the amount of any taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

(11) to determine whether and with what effect an individual has incurred a Termination of Employment;

(12) to determine the restrictions or limitations on the transfer of Stock;

(13) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully or partially exercisable, under the Plan or the terms of an Agreement;

(14) to determine the permissible methods of Award exercise and payment within the terms and conditions of the Plan and the particular Agreement;

(15) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan;

(16) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; and

(17) to make all other determinations which may be necessary or advisable for the administration of the Plan.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times and may differ with respect to a Participant from time to time, or with respect to different Participants at the same or different times.

3.4   Committee Determinations and Decisions.   Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants unless revised by the Committee, subject to any ratifications or approvals of the Board that the Committee or Board may request. Any determination shall not be subject to de novo review if challenged in court. Neither the Committee (including any member thereof) nor the Company shall have any liability to any Participant for any matter it determined in good faith as being in compliance with the Code even if such determination was later proved incorrect.

ARTICLE IV

SHARES SUBJECT TO PLAN

4.1   Number of Shares.   The maximum number of shares of Stock which may be used for Awards under this Plan (all of which may, in the discretion of the Company, be Incentive Stock Options) shall be equal to 2,168,496; provided that in any case the maximum number of such shares which may be used for Awards other than Stock Options or Stock Appreciation Rights shall be 750,000 shares. Upon approval of the Plan by shareholders, the 2002 Plan will immediately cease to be available for use for the grant of new incentive awards other than awards granted wholly from shares returned to the 2002 Plan by forfeiture after May 5, 2006. The shares of Stock available under the Plan may be authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

4.2   Release of Shares.   Subject to Section 4.1, the Committee shall have full authority to determine the number of shares of Stock available for Awards. In its discretion the Committee may include (without limitation), as available for distribution, (a) shares of Stock subject to any Award that have been previously forfeited; or (b) shares under an Award that otherwise terminates without issuance of Stock being made to a Participant. Any shares that are available immediately prior to the termination of the Plan, or any shares of Stock returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

4.3   Restrictions on Shares.   Stock issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for  Stock, cash or other property prior to (i) the completion of any registration or qualification of such shares under federal, state or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable; (ii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction or discharge its legal obligation with respect to the exercise of an Award and (iii) satisfaction of any other terms, conditions or restrictions specified herein. The Company may cause any certificate (or other representation of title) for any shares of Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Stock as provided in this Plan, any stockholder agreement then in effect, or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

4.4   Shareholder Rights.   No person shall have any rights of a shareholder as to Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company’s official shareholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the shares, and a Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company’s official shareholder records, except as provided herein or in an Agreement.

4.5   Effect of Certain Corporate Changes.   Notwithstanding anything to the contrary herein, in the event of any share dividend, share split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company securities offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee may make appropriate adjustments or substitutions as described below in this Section and in compliance with the Code. The adjustments or substitutions may relate to the number of shares of  Stock available for Awards under the Plan, the number of shares of  Stock covered by outstanding Awards, the Exercise Price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee may deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that to the extent that Code Section 409A shall apply to an Award, any such adjustments or substitutions shall only be made to the extent that, in the Committee’s good faith determination, they comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). Notwithstanding the foregoing, any fractional shares resulting from such adjustment shall be eliminated by rounding down to the nearest whole share.

ARTICLE V

ELIGIBILITY

5.1   Eligibility.   Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are employees of, or consultants or advisors to, the Company or any Affiliate, or non-employee members of the Board of Directors. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee shall give consideration to such factors deemed appropriate by the Committee.

ARTICLE VI

STOCK OPTIONS

6.1   General.   The Committee shall have authority to grant Options under the Plan at any time or from time to time. The Committee shall consider the potential impact of Code Section 409A on each grant of Options and, if necessary, shall make the terms and conditions of the Options, in its good faith determination, comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). An Option shall entitle the Participant to receive Stock upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including, without limitation, payment of the Exercise Price.

6.2   Grant.   The grant of an Option shall occur as of the Grant Date determined by the Committee, provided that the Grant Date shall not be earlier than the date upon which the Committee acts to grant the Option. Options may be granted alone or in connection with other Awards. An Award of Options shall be evidenced by, and subject to the terms of, an Agreement. Only a person who is a common-law employee of the Company, any “parent corporation” of the Company, or a “subsidiary corporation” of the Company (each term as defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

6.3   Terms and Conditions.   Options shall be subject to such terms and conditions as shall be determined by the Committee, including and subject to the following:

(1)   Exercise Price.   The Exercise Price per share shall not be less than the Fair Market Value per share on the Grant Date. If an Option which is intended to qualify as an Incentive Stock Option is granted to an individual (a “10% Owner”) who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company, a parent corporation or any subsidiary corporation (each term as defined in Section 6.2), the Exercise Price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share on the Grant Date.

(2)   Option Period.   The Option Period of each Option shall be fixed by the Committee. In the case of an Incentive Stock Option granted to a 10% Owner, the Option Period shall not exceed ten (10) years from the date the Option is granted. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

(3)   Exercisability.   Subject to Section 11.1 and Section 6.4, an Option shall be exercisable in whole or in such installments and at such times, as established by the Committee in an Agreement. The Committee may provide in an Agreement for an accelerated exercise of all or part of an Option upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the exercisability of all or part of any Option. If an Option is designated as an Incentive Stock Option, the aggregate Fair Market Value (determined at the date of grant of the Option) of the Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year (under the Plan or any other plan of the Company or any parent corporation or subsidiary corporation) shall not exceed $100,000. Except as otherwise provided in Article XI in connection with acceleration events, or certain occurrences of termination, no Award granted under this Plan to an officer or director of the Company may be exercised, and no restrictions relating thereto may lapse, within six months of the date of such grant if

(i) the requirements of Exchange Act Rule 16b-3(d)(1) were not satisfied with respect to the issuance of such Award and (ii) the Committee has not otherwise waived such limitation.

(4)   Method of Exercise.   Subject to the provisions of this Article VI and the Agreement, a Participant may exercise Options, in whole or in part, during the Option Period by giving written notice of exercise on a form provided by the Committee to the Company specifying the number of shares of Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or certified check or such other form of payment as the Company may accept. If permitted in the applicable Agreement, payment in full or in part may also be made by (i) delivering Stock already owned by the Participant (for any minimum period required by the Committee) having a total Fair Market Value on the date of such delivery equal to the Exercise Price; (ii) the delivery of cash by a broker-dealer as a “cashless” exercise, provided such method of payment may not be used by an executive officer of the Company or a member of the Board to the extent such payment method would violate Rule 16b-3 or the Exchange Act; (iii) withholding by the Company of Stock subject to the Option having a total Fair Market Value as of the date of delivery equal to the Exercise Price; or (iv) any combination of the foregoing.

(5)   Conditions for Issuance of Shares.   No shares of Stock shall be issued until full payment therefore has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of shares that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid in full for such shares, and such shares have been recorded on the Company’s official shareholder records as having been issued and transferred.

(6)   Non-transferability of Options.   Unless otherwise specifically provided in an Agreement, no Option shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant’s lifetime only by the Participant; provided, however, under no circumstances may a Participant assign, transfer, convey or otherwise dispose of an Option for consideration unless pursuant to a Domestic Relations Order.

6.4   Termination of Employment.   Except as otherwise provided by the Committee in an Award Agreement, any portion of the Option that was not vested and exercisable on the date of Termination of Employment shall expire and be forfeited on such date, and any portion of the Option that was vested and exercisable on date of Termination of Employment shall also expire and be forfeited on such date; provided that if the Termination of Employment was other than for Cause, the portion of the Option that is vested as of the date of Termination of Employment shall expire and be forfeited at midnight ninety (90) days from the date of such termination.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1   General.   The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Stock Appreciation Rights may be awarded alone or in tandem with other Awards granted under the Plan. The Committee shall consider the potential impact of Code Section 409A on each grant of Stock Appreciation Rights and, if determined to be necessary, shall make the terms of conditions of the Stock Appreciation Rights, in its good faith determination, comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). Subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to receive in Stock the number of shares described in Section 7.3(2).

7.2   Grant.   The grant of a Stock Appreciation Right shall occur as of the Grant Date determined by the Committee. A Stock Appreciation Right entitles a Participant to receive Stock as described in Section 7.3(2). An Award of Stock Appreciation Rights shall be evidenced by, and subject to the terms of an Agreement, which shall become effective upon execution by the Participant.

7.3   Terms and Conditions.   Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee and set forth in an Agreement, including (but not limited to) the following:

(1)   Period and Exercise.   The term of a Stock Appreciation Right shall be established by the Committee. A Stock Appreciation Right shall be for such period and, subject to Section 11.1 and Section 7.3(4), shall be exercisable in whole or in installments and at such times as established by the Committee in an Agreement. The Committee may provide in an Agreement for an accelerated exercise of all or part of a Stock Appreciation Right upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the exercisability of all or part of any Stock Appreciation Right. Stock Appreciation Rights shall be exercised by the Participant’s giving written notice of exercise, on a form provided by the Committee, to the Company specifying the portion of the Stock Appreciation Right to be exercised.

(2)   Delivery of Stock.   Upon the exercise of a Stock Appreciation Right, a Participant shall receive a number of shares of Stock equal in value to the excess of the Fair Market Value per share of Stock over the Exercise Price per share of Stock specified in the related Agreement, multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. The Exercise Price per share shall not be less than the Fair Market Value per share on the Grant Date. The aggregate Fair Market Value per share of Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

(3)   Non-transferability of Stock Appreciation Rights.   Except as specifically provided in the Plan or in an Agreement, no Stock Appreciation Rights shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged or otherwise disposed of, other than by will or the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable during the Participant’s lifetime only by the Participant; provided, however, under no circumstances may a Participant assign or transfer a Stock Appreciation Right for consideration unless pursuant to a Domestic Relations Order.

(4)   Termination of Employment.   A Stock Appreciation Right shall be forfeited or terminated at such time as an Option would be forfeited or terminated under the Plan, unless otherwise specifically provided in an Agreement.

ARTICLE VIII

RESTRICTED STOCK

8.1   General.   The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. The Committee shall consider the potential impact of Code Section 409A on each grant of Restricted Stock and, if determined to be necessary, shall make the terms and conditions of the Restricted Stock, in its good faith determination, comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). The Committee may also require the recipient of the grant to make an election under Section 83(b) of the Code if the restricted stock so granted is subject to transfer restrictions or a substantial risk of forfeiture. The Committee shall determine the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement which contains the applicable terms and conditions of the Award, including the rate or times provided by the Committee for the lapse of any forfeiture restrictions or other conditions regarding the Award. The Committee may provide in an Agreement for an accelerated lapse of any such restrictions upon such events or standards that it may determine, including one or more Performance Measures. In addition, the Committee may at any time accelerate the lapse of any such restrictions with respect to all or part of any Restricted Stock. Each Award of Restricted Stock shall become effective upon execution by the Participant of an Agreement.

8.2   Grant, Awards and Certificates.   The grant of an Award of Restricted Stock shall occur as of the Grant Date determined by the Committee. Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. Notwithstanding the limitations on issuance of Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate (or other representation of title) in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee and any restrictions the Stock may be subject to, including any shareholder agreement then in effect. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share power, endorsed in blank, relating to the Stock covered by such Award.

8.3   Terms and Conditions.   Restricted Stock shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(1)   Rights.   Except as provided in Section 8.3(3) and notwithstanding Section 4.4, the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any dividends. If any dividends or other distributions are paid in shares of Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

(2)   Criteria.   As described in Section 8.1 above, the Committee may provide in an Agreement for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award; such provisions of an Agreement or Committee action may be based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine.

(3)   Limitations on Transferability.   Subject to the provisions of the Plan and the Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of Restricted Stock; provided, however, under no circumstances may a Participant assign, transfer, convey or otherwise dispose of Restricted Stock for consideration unless pursuant to a Domestic Relations Order.

(4)   Termination of Employment.   Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant’s Restricted Stock.

ARTICLE IX

DEFERRED STOCK

9.1   General.   The Committee shall have authority to grant an Award of Deferred Stock under the Plan at any time or from time to time. Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee may denominate a Deferred Stock Award in either shares or units. The Committee shall consider the impact of Code Section 409A on each grant of Deferred Stock and, if determined to be necessary, shall make the terms and conditions of the Deferred Stock, in its good faith determination, comply with the requirements of Code 409A to avoid being subject to taxation under Code Section 409A(a)(1). The Committee shall determine the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the “Deferral Period”) prior to which the Common Stock will be delivered, and the conditions under which receipt of the Stock will be deferred and any other terms and conditions of the Awards. Each Deferred Stock Award shall be evidenced by, and subject to the terms of, an Agreement, which will become effective upon execution by the Participant.

9.2   Terms and Conditions.   Deferred Stock Awards shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(1)   Rights.   Any rights, other than any rights explicitly set forth herein, with respect to Deferred Stock shall be provided for in an Agreement.

(2)   Criteria.   Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

(3)   Limitations on Transferability.   Subject to the provisions of the Plan and the Agreement, Deferred Stock Awards may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of during the Deferral Period; provided, however, under no circumstances may a Participant assign, transfer, convey or otherwise dispose of Deferred Stock Award for consideration unless pursuant to a Domestic Relations Order. Subject to the provisions of an Agreement, at the expiration of the Deferral Period, the Committee shall deliver Stock to the Participant pursuant to the Deferred Stock Award.

(4)   Termination of Employment.   Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant’s Deferred Stock.

(5)   Delivery.   Subject to the provisions of an Agreement, at the expiration of the Deferral Period, the Committee shall deliver Stock to the Participant pursuant to the Deferred Stock Award.

(6)   Election.   A Participant may elect to further defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified time (or pursuant to a fixed schedule) or until the occurrence of a permissible distribution event under Code Section 409A, subject to such terms and conditions determined by the Committee. Any such election must be made no later than the time provided by Section 409A(a)(4) of the Code, as determined by the Committee.

ARTICLE X

PERFORMANCE AWARDS

10.1   General.   The Committee shall have authority to grant Performance Awards under the Plan at any time or from time to time. The Committee shall consider the impact of Code Section 409A on each grant of a Performance Award and, if determined to be necessary, shall make the terms and conditions of the Performance Awards, in its good faith determination, comply with the requirements of Code Section 409A to avoid being subject to taxation under Code Section 409A(a)(1). A Performance Unit and a Performance Share each consist of the right to receive shares of Stock or cash, as provided in the particular Award Agreement, upon achievement of certain Performance Goals and may be awarded either alone or in addition to other Awards granted under the Plan. Performance Units shall be denominated in units of value (including dollar value of shares of Stock) and Performance Shares shall be denominated in a number of shares of Stock.

Subject to the terms of the Plan, the Committee shall have complete discretion to determine the number of Performance Units and Performance Shares, if any, granted to each Participant. Each Performance Award shall be evidenced by, and be subject to the terms of, an Agreement which will become effective upon execution by the Participant.

10.2   Earning Performance Awards.   After the applicable Performance Period shall have ended, the Committee shall determine the extent to which the established Performance Goals have been achieved.

10.3   Termination of Employment.   Unless otherwise specifically provided in an Agreement or determined by the Committee, in the event that a Participant’s incurs a Termination of Employment, all Performance Awards shall be forfeited by the Participant to the Company. Any distribution of earned Performance Awards authorized by an Agreement or determined by the Committee may be made at the same time payments are made to Participants who did not incur a Termination of Employment during the applicable Performance Period.

10.4   Nontransferability.   Unless otherwise specifically provided in an Agreement, Performance Awards may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution; provided, however, under no circumstances may a Participant assign, transfer, convey or otherwise dispose of a Performance Award for consideration unless pursuant to a Domestic Relations Order.

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1   Impact of Event.   Notwithstanding any other provision of the Plan to the contrary, other than Section 11.2, and unless otherwise specifically provided in an Agreement, in the event of a company sale or a registered public offering of equity securities, the Committee may provide, in its discretion, that (i) the Stock Options, Stock Appreciation Rights, Restricted Stock and Deferred Stock shall immediately vest and any Performance Goal or other condition with respect to any Performance Shares or Performance Units shall be deemed satisfied for such Participants who are employed by the Company at the time of such event or (ii) the Committee may also, in its discretion, determine that any Stock Option, Stock Appreciation Right or Restricted Stock shall terminate or be cancelled if not exercised as of the date of such event.

11.2   Additional Discretion.   The Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, with respect to an outstanding Award upon a company sale to provide that the securities of another entity be substituted hereunder for the Stock and to make equitable adjustment with respect thereto.

ARTICLE XII

PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THIS PLAN

12.1   No Company Obligation.   Except to the extent specifically required by applicable securities laws, none of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with receipt or the exercise or distribution of an Award. The Company makes no representation or warranty as to the future value of the Stock issued or acquired in accordance with the provisions of the Plan.

ARTICLE XIII

MISCELLANEOUS

13.1   Amendments and Termination.   The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant under an Award theretofore granted without the Participant’s consent. Notwithstanding the immediately preceding sentence, an amendment may be made without a Participant’s consent to (a) cause the Plan or an Award to comply with applicable law (including, but not limited to, any changes needed to avoid taxation of an Award as a “nonqualified deferred compensation plan” under Code Section 409A or Code Section 280G) or (b) permit the Company or an Affiliate a tax deduction under applicable law including, without limitation, Section 162(m) of the Code. The Committee may amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board, and further subject to any approval or limitations the Board may impose. Notwithstanding the foregoing, any amendments to the Plan shall require shareholder approval to the extent required by Federal or state law or any regulations or rules promulgated thereunder or the rules of the national securities exchange or market on which shares of Stock are listed.

13.2   Unfunded Status of Plan.   It is intended that the Plan be an “unfunded” plan for incentive compensation. The Company may create trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan and all property held thereunder and income thereon shall remain solely the property and rights of the Company (without being restricted to satisfying the obligations created under the Plan) and shall be subject to the claims of the Company’s general creditors. The Company’s obligations created under the Plan shall constitute a general, unsecured obligation, payable solely out of its general assets.

13.3   Listing, Registration and Compliance with Laws and Regulations.   All Awards made under this Plan shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Stock subject to such Award upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Awards or the issuance or purchase of shares thereunder, no Awards may be granted or exercised and no restrictions of Restricted Stock or Deferred Stock be lifted, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Awards shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Exchange Act, the Committee may at any time impose any limitations upon the exercise of an Option, Stock Appreciation Right or Restricted Stock or the lifting of restrictions on an Award of Deferred Stock or a Performance Award that, in the

Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options, Stock Appreciation Rights or Restricted Stock may be exercised, the Committee, may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holders thereof.

13.4   Provisions Relating to Internal Revenue Code Section 162(m).   To the extent that Section 162(m) of the Code applies with respect to Awards to Covered Employees under the Plan, the Plan shall be administered, and the provisions of the Plan shall be interpreted, in a manner consistent with Code Section 162(m). If any provision of the Plan or any Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such applicable requirements. In addition, the following provisions shall apply to the Plan or an Award to the extent necessary to obtain a tax deduction for the Company or an Affiliate:

(1)   Determination of Awards.   Not later than the date required or permitted for “qualified performance-based compensation” under Code Section 162(m), the Committee shall determine the Participants who are Covered Employees who will receive Awards that are intended as qualified performance-based compensation and the amount or method for determining the amount of such compensation.

(2)   Limitations on Awards.   During any one calendar year period, the maximum number of shares of Stock for which Options and Stock Appreciation Rights, in the aggregate, may be granted to any Covered Employee shall not exceed 750,000 shares. For Performance Awards that are intended to constitute “performance-based compensation” (as that term is used in Code Section 162(m)), no more than $1,000,000 (based upon fair market value, if applicable, on the date of grant) may be subject to such Awards granted to any Covered Employee during any three-consecutive calendar year period. Further, for any Restricted Stock Awards that are intended to constitute performance-based compensation, no more than $1,000,000 (based upon fair market value, if applicable, on the date of grant) may be subject to such Awards granted to any Covered Employee during any three-consecutive calendar year period. The limitations on Awards under this Section are subject to adjustment as provided in Section 4.5 to the extent that needed to obtain tax deductibility under Code Section 162(m).

(3)   Earning Performance Awards.   Subject to the provisions of Section 13.4(4) below, payment with respect to Performance Awards for Covered Employees shall be a direct function of the extent to which the Company’s Performance Goals have been achieved. A Performance Award to a Participant who is a Covered Employee shall (unless the Committee determines otherwise) provide that in the event of the Participant’s Termination of Employment prior to the end of the Performance Period for any reason, such Award will be payable only (a) if the applicable Performance Goals are achieved and (b) to the extent, if any, as the Committee shall determine.

(4)   Other Section 162(m) Provisions.   In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular Performance Period becomes available, certify the extent to which Performance Goals have been achieved with respect to any Performance Award or Restricted Stock Award intended to qualify as performance-based compensation under Section 162(m) of the Code. In addition, the Committee may, in its discretion, reduce or eliminate the amount of any Performance Award payable to any Participant, based on such factors as the Committee may deem relevant, but the Committee may not increase the amount of any Performance Award payable to any Participant above the amount established in accordance with the relevant Performance Goals with respect to any Performance Award intended to qualify as performance-based compensation.

13.5   Misconduct of a Participant.   Notwithstanding anything to the contrary in the Plan, the Committee, in its sole discretion, may establish procedures, at or before the time that an Award is granted (or, with the consent of the Participant, after such time), in the applicable Award Agreement or in a separate agreement, providing for the forfeiture or cancellation of such Award (whether vested or unvested), or the disgorgement of gains from the exercise, vesting or settlement of the Award, in each case to be applied if the Participant incurs a Termination of Employment for Cause.

13.6   No Additional Obligation.   Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting, other or additional compensation or benefit arrangements for its employees.

13.7   Withholding.   No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, or local taxes of any kind (including any employment taxes) required by law to be withheld with respect to such income. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation, or (ii) transferring to the Company shares of Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation.

13.8   Controlling Law.   The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the state of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant. In the event of litigation arising in connection with actions under the Plan, the parties to such litigation shall submit to the jurisdiction of courts located in New York County, New York, or to the federal district court that encompasses said county.

13.9   Offset.   Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any Award to be transferred to the Participant, and Stock, cash or other thing of value under this Plan or an Agreement may be held by the Company and not transferred to such Participant unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

13.10   No Rights with Respect to Continuance of Employment.   Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual becoming a Participant in this Plan.

13.11   Limits on Repricing and Regranting of Awards.   Notwithstanding anything else contained herein except Sections 4.5, 11.2 and 13.12 hereof, unless approved by the Company’s shareholders; in no event may the Exercise Price per share of Stock covered by an Option, or the Exercise Price of a Stock Appreciation Right, be reduced, directly or indirectly, through the technique commonly known as “repricing” or through the cancellation and regrant of such Award; and no outstanding Award may be substituted for another type of Award.

13.12   Awards in Substitution for Awards Granted by Other Corporations.   Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the share of the employing corporation, as the result of which it becomes an Affiliate. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted and to ensure that the requirements imposed under Code Sections 409A and 424 are met.

13.13   Delivery of Stock Certificates.   To the extent the Company uses certificates to represent shares of Stock, certificates to be delivered to Participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Any reference in this Section or elsewhere in the Plan or an Agreement to actual stock certificates and/or the delivery of actual stock certificates shall be deemed satisfied by the electronic record-keeping and electronic delivery of shares of Stock or other mechanism then utilized by the Company and its agents for reflecting ownership of such shares.

13.14   Indemnification.   To the maximum extent permitted under the Company’s Restated Articles of Incorporation and by-laws, each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Restated Articles of Incorporation or by-laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

13.15   Severability.   If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

13.16   Successors and Assigns.   This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

13.17   Entire Agreement.   This Plan and the Agreements constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

13.18   Term.   No Award shall be granted under the Plan after the tenth anniversary of the Effective Date.

13.19   Gender and Number.   Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

13.20   Headings.   The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

☒	PLEASE MARK VOTES		REVOCABLE PROXY
	AS IN THIS EXAMPLE		NEW YORK & COMPANY, INC.		Withhold
				For	For All	Exceptions
2006 ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON THE BEHALF OF THE BOARD OF DIRECTORS			1.	To elect the following nominees to the Board of Directors (except as marked below), each to serve until the next Annual Meeting of Stockholders. ☐	☐	☐

The undersigned, revoking all prior proxies, hereby appoints, Richard P. Crystal and Ronald W. Ristau, and each of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated hereon, all shares of common stock of New York & Company, Inc. (the “Company”) which the undersigned would be entitled to vote if present in person at the Annual Meeting of Stockholders of the Company to be held at 10.00 a.m., EDT, on Wednesday, June 21, 2006 or at any adjournment(s) or postponement(s) thereof.

Nominees:

Bodil M. Arlander, Philip M. Carpenter III, Richard P. Crystal, M. Katherine Dwyer, David H. Edwab, John D. Howard, Louis Lipschitz, Edward W. Moneypenny, Richard L. Perkal, Arthur E. Reiner and Ronald W. Ristau.

(Instructions: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

				For	Against	Abstain
			2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2007. ☐	☐	☐

			3.	To approve the New York & Company, Inc. 2006 Long-Term Incentive Plan. ☐	☐	☐

			4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS (1), (2) AND (3).

			To change your address, please mark this box.	☐
Please be sure to sign and date this Proxy in the box below.		Date	To include any comments, please mark this box.	☐
	Stockholder sign above	Co-holder (if any) sign above	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL

Detach above card, sign, date and mail in postage paid envelope provided.

NEW YORK & COMPANY, INC.
450 West 33rd Street, 5th floor
New York, NY 10001

Please sign proxy as name appears on corporate records. Joint owners should each sign personally. Trustees and others in a   representative capacity should indicate the capacity in which they sign.  Vote must be indicated (x) in Black or Blue ink.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.